EXHIBIT 10.2


                             NOTE PURCHASE AGREEMENT




                         NATIONAL COAL OF ALABAMA, INC.
                                   as Company




                          TCW ASSET MANAGEMENT COMPANY,
                             as Administrative Agent


                                       and

             TCW ENERGY FUND XIV, L.P. AND CERTAIN OTHER INVESTORS,
                                   as Holders




                        $60,000,000 Senior Secured Notes

                             Date: October 19, 2007


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I -       Definitions and References...................................1

   Section 1.1.   Defined Terms................................................1
   Section 1.2.   Exhibits and Schedules; Additional Definitions..............21
   Section 1.3.   Amendment of Defined Instruments............................21
   Section 1.4.   References and Titles.......................................21
   Section 1.5.   Calculations and Determinations.............................22
   Section 1.6.   Joint Preparation; Construction of Indemnities and
                  Releases....................................................22


ARTICLE II -      Purchase and Sale of Securities.............................22

   Section 2.1.   Note Purchase...............................................22
   Section 2.2.   The Notes...................................................22
   Section 2.3.   Borrowing Request...........................................23
   Section 2.4.   Debt Service Reserve Account................................23
   Section 2.5.   Use of Proceeds.............................................24
   Section 2.6.   Interest Rates and Fees; Payment Dates......................24
   Section 2.7.   Collateral Account..........................................25
   Section 2.8.   Mandatory Prepayments.......................................27
   Section 2.9.   Optional Prepayments........................................28


ARTICLE III -     Payments to Holders.........................................30

   Section 3.1.   General Procedures..........................................30
   Section 3.2.   Payment of Interest.........................................31
   Section 3.3.   Place of Payment............................................31
   Section 3.4.   Capital Reimbursement.......................................31
   Section 3.5.   Reimbursable Taxes..........................................31


ARTICLE IV -      Conditions Precedent to Lending.............................33

   Section 4.1.   Closing Date Conditions.....................................33
   Section 4.2.   Additional Conditions Precedent.............................37
   Section 4.3.   Conditions Precedent to Company's Obligations...............37


ARTICLE V -       Representations and Warranties of Company...................38

   Section 5.1.   No Default..................................................38
   Section 5.2.   Organization and Good Standing..............................38
   Section 5.3.   Authorization...............................................38
   Section 5.4.   No Conflicts or Consents....................................38
   Section 5.5.   Enforceable Obligations.....................................39
   Section 5.6.   Initial Financial Statements................................39
   Section 5.7.   Other Obligations and Restrictions..........................39
   Section 5.8.   Full Disclosure.............................................39
   Section 5.9.   Litigation..................................................40


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   Section 5.10.  Labor Disputes and Acts of God..............................40
   Section 5.11.  ERISA Plans and Liabilities.................................40
   Section 5.12.  Environmental and Other Laws................................40
   Section 5.13.  Insurance...................................................41
   Section 5.14.  Names and Places of Business................................41
   Section 5.15.  Subsidiaries and Capital Structure..........................42
   Section 5.16.  Government Regulation.......................................42
   Section 5.17.  Solvency....................................................42
   Section 5.18.  Title to Properties; Licenses...............................43
   Section 5.19.  Regulation U................................................43
   Section 5.20.  Leases and Contracts; Performance of Obligations............43
   Section 5.21.  Marketing Arrangements......................................44
   Section 5.22.  Right to Receive Payment for Future Production..............44
   Section 5.23.  Operation of Coal Properties................................44
   Section 5.24.  Ad Valorem and Severance Taxes; Litigation..................45
   Section 5.25.  Coal Act; Black Lung Act....................................45
   Section 5.26.  Acquisition.................................................45
   Section 5.27.  Employment Agreements.......................................45
   Section 5.28.  Insider Interests...........................................46


ARTICLE VI -      Representations and Warranties of Holders...................46

   Section 6.1.   Organization of Holders.....................................46
   Section 6.2.   Authority of Holders........................................46
   Section 6.3.   Compliance with Laws and Other Instruments..................46
   Section 6.4.   Acquisition for Holder's Account............................46
   Section 6.5.   Notes Not Registered........................................47
   Section 6.6.   Accredited Investor.........................................47


ARTICLE VII -     Affirmative Covenants.......................................47

   Section 7.1.   Payment and Performance.....................................47
   Section 7.2.   Books, Financial Statements and Reports.....................47
   Section 7.3.   Other Information and Inspections...........................49
   Section 7.4.   Notice of Material Events and Change of Address.............50
   Section 7.5.   Maintenance of Properties...................................50
   Section 7.6.   Maintenance of Existence and Qualifications.................51
   Section 7.7.   Payment of Trade Liabilities, Taxes, etc....................51
   Section 7.8.   Insurance...................................................51
   Section 7.9.   Performance on Company's Behalf.............................52
   Section 7.10.  Interest....................................................52
   Section 7.11.  Compliance with Agreements and Law..........................52
   Section 7.12.  Board Rights................................................52
   Section 7.13.  Separateness Covenants......................................52
   Section 7.14.  Environmental Matters; Environmental Reviews................53
   Section 7.15.  Evidence of Compliance......................................54
   Section 7.16.  Bank Accounts; Offset.......................................54
   Section 7.17.  Guaranties of Subsidiaries..................................55


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   Section 7.18.  Agreement to Deliver Security Documents.....................55
   Section 7.19.  Production Proceeds.........................................55
   Section 7.20.  Leases and Contracts; Performance of Obligations; Coal
                  Sales Contracts.............................................56
   Section 7.21.  Approved Plan of Development; Project Area..................56
   Section 7.22.  Updates of Mortgage and ORRI Conveyance.....................56


ARTICLE VIII -    Negative Covenants..........................................57

   Section 8.1.   Indebtedness................................................57
   Section 8.2.   Limitation on Liens.........................................58
   Section 8.3.   Limitation on Hedging Contracts.............................58
   Section 8.4.   Limitation on Mergers, Issuances of Securities..............58
   Section 8.5.   Limitation on Dispositions of Property......................58
   Section 8.6.   Limitation on Dividends and Redemptions.....................58
   Section 8.7.   Limitation on Investments and New Businesses................59
   Section 8.8.   Limitation on Credit Extensions.............................59
   Section 8.9.   Transactions with Affiliates................................59
   Section 8.10.  Prohibited Contracts........................................59
   Section 8.11.  Fixed Charge Coverage Ratio.................................60
   Section 8.12.  Current Ratio...............................................60
   Section 8.13.  Debt to EBITDA Ratio........................................60
   Section 8.14.  Minimum Production Requirements.............................60
   Section 8.15.  Restriction on Leases.......................................60
   Section 8.16.  Amendments to Organizational Documents; Other Material
                  Agreements..................................................61
   Section 8.17.  Acquisition Documents.......................................61


ARTICLE IX -      Events of Default and Remedies..............................61

   Section 9.1.   Events of Default...........................................61
   Section 9.2.   Remedies....................................................64


ARTICLE X -       Transferability of Securities...............................64

   Section 10.1.  Restrictive Legend..........................................64


ARTICLE XI -      Administrative Agent........................................64

   Section 11.1.  Appointment and Authority...................................64
   Section 11.2.  Exculpation, Administrative Agent's Reliance, Etc...........64
   Section 11.3.  Credit Decisions............................................66
   Section 11.4.  Indemnification.............................................66
   Section 11.5.  Rights as Holder............................................66
   Section 11.6.  Sharing of Set-Offs and Other Payments......................67
   Section 11.7.  Investments.................................................67
   Section 11.8.  Benefit of Article XI.......................................67
   Section 11.9.  Resignation.................................................67
   Section 11.10. Notice of Default...........................................68


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   Section 11.11. Limitation of Duties and Fiduciary Relationship.............68
   Section 11.12. Limitation of Liability.....................................69
   Section 11.13. Reliance upon Documentation.................................69
   Section 11.14. Reliance by Company.........................................69


ARTICLE XII -     Miscellaneous...............................................69

   Section 12.1.  Waivers and Amendments; Acknowledgments.....................69
   Section 12.2.  Survival of Agreements; Cumulative Nature...................72
   Section 12.3.  Notices.....................................................72
   Section 12.4.  Payment of Expenses; Indemnity..............................74
   Section 12.5.  Joint and Several Liability.................................75
   Section 12.6.  Registration, Transfer, Exchange, Substitution of Notes.....76
   Section 12.7.  Confidentiality.............................................76
   Section 12.8.  Governing Law; Submission to Process........................78
   Section 12.9.  Limitation on Interest......................................78
   Section 12.10. Termination; Limited Survival...............................78
   Section 12.11. Severability................................................79
   Section 12.12. Counterparts; Fax...........................................79
   Section 12.13. Third Party Beneficiaries...................................79
   Section 12.14. USA PATRIOT Act Notice......................................79
   Section 12.15. Waiver of Jury Trial, Punitive Damages, etc.................80

SCHEDULES AND EXHIBITS:
Schedule 1    -   Disclosure Schedule
Schedule 2    -   Security Schedule
Schedule 3    -   Insurance Schedule
Schedule 4    -   Holders Schedule
Schedule 5    -   Organizational Structure
Schedule 6    -   Approved Plan of Development

Exhibit A     -   Promissory Note
Exhibit B     -   Borrowing Notice
Exhibit C     -   Prepayment Notice
Exhibit D     -   Certificate Accompanying Financial Statements
Exhibit E-1   -   Opinion of Company's Counsel
Exhibit E-2   -   Opinion of Company's New York Counsel
Exhibit E-3   -   Opinion of Company's Alabama Counsel
Exhibit F     -   Approval Letter


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


                             NOTE PURCHASE AGREEMENT


         THIS NOTE PURCHASE AGREEMENT is made as of October 19, 2007, by and among:

         National Coal of Alabama, Inc., an Alabama corporation formerly known as Mann Steel Products, Inc. ("COMPANY");

         TCW Energy Fund XIV, L.P., a Delaware limited partnership ("FUND XIV");

         TCW Energy Fund XIV-A, L.P., a Delaware limited partnership ("FUND XIV-A");

         TCW Energy Fund XIV (Cayman), L.P., a Cayman Islands limited partnership ("FUND XIV CAYMAN," and together with Fund XIV, Fund XIV-A and their respective successors and assigns, collectively referred to herein as the "HOLDERS" and each shall be a "HOLDER"); and

         TCW Asset Management Company ("TAMCO"), a California corporation, as Administrative Agent (together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

W I T N E S S E T H:

         In consideration of the mutual covenants and agreements contained herein, in consideration of the loans which may hereafter be made by Holders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I - DEFINITIONS AND REFERENCES

         Section 1.1. DEFINED TERMS. As used in this Agreement, each of the following terms has the meaning given to such term in this Section 1.1 or in the sections and subsections referred to below:

         "ACQUISITION" means the acquisition by Holdco of 100% of all the Equity Interests of the Company as contemplated by the Acquisition Documents.

         "ACQUISITION DOCUMENTS" collectively, the Purchase Agreement, the Demand Notes, and all other agreements, conveyances, or instruments executed and delivered by the Sellers, Holdco or the Company in connection with the Acquisition.

         "ADMINISTRATIVE AGENT" has the meaning given to such term in the preamble hereto.

         "AFFILIATE" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power


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


         (a) to vote 25% or more of the securities or other equity interests (on a fully diluted basis) having ordinary voting power for the election of directors, the managing general partner or partners or the managing member or members; or

         (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGGREGATE ADVANCE AMOUNT" means, at the time in question, the aggregate principal amount of Loans advanced by Holders during the term of this Agreement.

         "AGREEMENT" means this Note Purchase Agreement.

         "AMI VIOLATION" means the acquisition, directly or indirectly, by any Affiliate of Company, of any interests or rights of the kinds described in the definition of Coal Properties in the Project Area (other than the acquisition or lease by the Twin Pines Joint Venture of the two tracts of land and the related personal property required to operate its barge loading operations).

         "ANCF" (or "ADJUSTED NET CASH FLOW") means the positive remainder of:

         (a) Gross Cash Revenues determined on a Consolidated basis during any ANCF Quarter (or other period of calculation, if applicable), less

         (b)      actual   Consolidated   cash   payments  by  Company  and  its
Subsidiaries during such ANCF Quarter (or other period of calculation, if applicable) for the following, without duplication:

                  (i) Existing royalties and burdens on the Eligible Mortgaged Properties, if any, that constitute Permitted Liens (to the extent and only to the extent production receipts relating to the same are included in Gross Cash Revenues);

                  (ii) Direct Taxes on the Eligible Mortgaged Properties;

                  (iii) ANCF Direct Mining Costs;

                  (iv) ANCF Variable Mining Costs;

                  (v) ANCF Overhead Costs;

                  (vi) Bonus Distributions paid in accordance with Section 8.6;

                  (vii)   distributions   paid  to  Holdco   (and   subsequently
         distributed by Holdco to the Parent) for the purpose of complying with the Tax Sharing Agreement;

                  (viii)   Interest   payments  on  the  Notes   (and,   without
         duplication of any other amounts in this calculation, royalty payments associated with the ORRI), and payments under Section 2.6(d); and

                  (ix) ANCF Capital Expenditures and any Capital Expenditures that are considered maintenance capital expenditures.


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


         "ANCF CAPITAL EXPENDITURES" means Capital Expenditures made by Company or any of its Subsidiaries, to the extent the same either (a) have been approved by Required Holders at the time in question by means of an Approval Letter, (b) are made using proceeds of an asset sale or disposition permitted hereunder or using proceeds of a casualty event to the extent permitted hereunder, or (c) are included in the Approved Plan of Development, as then in effect (excluding in all cases all capital expenditures paid for with proceeds of Loans hereunder).

         "ANCF DIRECT MINING COSTS" means (i) all costs and expenses incurred in connection with labor, blasting, equipment rental (to the extent not included in Interest Expense), repairs and maintenance, fuel and lubrication, Coal purchasing, wash plant and loadout, reclamation, environmental compliance and permitting to the extent incurred in the ordinary course of business (but excluding Capital Expenditures) and (ii) any other costs and expenses similar in nature that have been approved by Required Holders at the time in question by means of an Approval Letter.

         "ANCF OVERHEAD COSTS" means (i) a deemed cost equal to the Permitted G&A Expense Amounts, and (ii) other costs of Company to the extent such other costs have been approved as ANCF Overhead Costs by Required Holders at the time in question by means of an Approval Letter.

         "ANCF QUARTER" means, with respect to a Quarterly Payment Date and the calculation of ANCF, the three calendar month period ending on the last day of the most recent February, May, August or November immediately preceding such Quarterly Payment Date.

         "ANCF VARIABLE COSTS" means (i) the actual costs of gathering, processing, and transporting Coal production from the Eligible Mortgaged Properties from the mining area to the point of sale, provided that all such costs are negotiated with, and paid to, third parties in arms-length transactions on terms which are reasonable in the area of operations for the quality and quantity of such production for the time period negotiated, at the time such prices are agreed to, (ii) other transportation or marketing costs, to the extent such other transportation and marketing costs have been approved by Required Holders at the time in question by means of an Approval Letter, and
(iii) all commissions and insurance expenses associated with the mining of the Coal produced.

         "APPROVAL LETTER" means a letter given by Administrative Agent on behalf of Required Holders in the form of Exhibit F.

         "APPROVED PLAN OF DEVELOPMENT" or "APOD" means Company's written plan of development with respect to budgeted capital expenditures (including maximum annual expenditures), the acquisition of equipment, the incurrence of Capital Leases with respect to equipment, and other development activities that is described in Schedule 6, as amended and supplemented from time to time with the consent of Required Holders; provided that no such consent shall be required for amendments, modifications or supplements to the extent, but only to the extent, that any such amendments, modifications or supplements (a) either (i) are administrative or ministerial in nature, or (ii) would make non-material amendments to the timing for the completion of any such development (other than an amendment extending the timing of the substantial completion of the APOD), and (b) do not increase the aggregate permitted budgeted capital expenditures of Company and its Subsidiaries under such written plan.


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


         "BLACK LUNG ACT" means, collectively, the Black Lung Benefits Revenue Act of 1977, as amended, and the Black Lung Benefits Reform Act of 1977, as amended.

         "BONUS DISTRIBUTION" means for a Fiscal Year:

         (a) if EBITDA for such Fiscal Year is equal to or less than $16,000,000, an amount equal to $0;

         (b) if EBITDA for such Fiscal Year is greater than $16,000,000 but less than or equal to $20,000,000, an amount equal to (i) $1.50 per ton of Coal mined, processed and sold by the Company during such Fiscal Year to counterparties that are not Affiliates of the Company which generated bona fide accounts receivable for the Company arising in the ordinary course of business during such Fiscal Year LESS (ii) $1,200,000; and

         (c) if EBITDA for such Fiscal Year is greater than $20,000,000, an amount equal to (i) $2.00 per ton of Coal mined, processed and sold by the Company during such Fiscal Year to counterparties that are not Affiliates of the Company which generated bona fide accounts receivable for the Company arising in the ordinary course of business during such Fiscal Year LESS (ii) $1,200,000.

         "BORROWING" means a group of Loans made or to be made at the same time by the Holders in accordance with their Percentage Shares.

         "BORROWING NOTICE" means a written or telephonic request, or a written confirmation, made by Company which meets the requirements of Section 2.3.

         "BUSINESS DAY" means a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in New York, New York.

         "CAPITAL EXPENDITURES" means, for any period, with respect to any Person, the aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which are required to be capitalized under GAAP on a balance sheet of such Person.

         "CAPITAL LEASE" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "CAPITAL LEASE OBLIGATION" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which should, in accordance with GAAP, appear as a liability on the balance sheet of such Person.

         "CASH EQUIVALENTS" means Investments in:


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


         (a) marketable obligations, maturing within twelve months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America;

         (b) demand deposits, and time deposits (including certificates of deposit) maturing within twelve months from the date of deposit thereof, with Sevier County Bank or a domestic office of any national or state bank or trust company which is organized under the Laws of the United States of America or any state therein, which has capital and surplus of at least $500,000,000, and whose long term certificates of deposit are rated at least Aa3 by Moody's or AA- by S & P;

         (c) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in subsection (a) above entered into with any commercial bank meeting the specifications of subsection (b) above;

         (d) open market commercial paper, maturing within 270 days after acquisition thereof, which are rated at least P-2 by Moody's or A-2 by S&P;

         (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government , the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or P by Moody's;

         (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition;

         (g) Investments in corporate bonds rated Aaa by Moody's or AAA by S&P; and

         (h) money market or other mutual funds substantially all of whose assets comprise securities of the types described in subsections (a) through (g) above.

         "CHANGE OF CONTROL" means the occurrence of any of the following events:

         (a) any Person or two or more Persons acting as a group (other than Warrant Owner or an Affiliate of Warrant Owner) shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and including holding proxies to vote for the election of directors other than proxies held by Parent's management or their designees to be voted in favor of Persons nominated by Parent's Board of Directors, as applicable) of 50% or more of the Equity Interests in Parent entitled to vote for members of the board of directors or equivalent governing body of Parent (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right),

         (b) one-third or more of the directors of Parent shall consist of Persons not nominated by Parent's Board of Directors, as applicable (not including as Board nominees any directors which the Board is obligated to nominate pursuant to shareholders agreements, voting trust arrangements or similar arrangements),


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


         (c) Holdco shall cease to directly own and control 100% of the voting and economic interest in the Equity Interest of the Company,

         (d) Parent shall cease to own and control at least 100% of the voting and economic interest in the Equity Interests in Holdco, or

         (e) Company shall cease to own and control 100% of the voting and economic interest in the Equity Interests in each of its Subsidiaries.

         "CLOSING DATE" means the date on which all of the conditions precedent set forth in Section 4.1 shall have been satisfied or waived.

         "CLOSING DATE DISTRIBUTION" means a Distribution in the amount of $43,742,353.61 to be made on the Closing Date by the Company to Holdco.

         "CLOSING DATE TRANSACTIONS" means (i) the consummation of the transactions contemplated by the Acquisition Documents, (ii) the issuance of the Demand Notes by Holdco to the Sellers in consideration of the acquisition of the Company's Equity Interest pursuant to the Acquisition Documents, and (iii) the payment of the Demand Notes by Holdco from the proceeds of the Closing Date Distribution and the capital contribution described in Section 3.01(i).

         "COAL"  means all of the coal owned or leased by any  Credit  Party and
(a) located on, under, or within, or (b) produced and severed from, the Coal Properties owned or leased by any Credit Party.

         "COAL ACT" means the Coal Industry Retiree Health Benefits Act of 1992, as amended.

         "COAL PROPERTIES" means all of the following which are, at the time in question, owned by any Credit Party: Coal and/or mineral leases, Coal or mineral properties, mineral servitudes and/or mineral rights of any kind (including, without limitation, mineral fee interests, lease interests, overriding royalty and royalty interests, net profits interests, Coal payment interests, production payment interests and other types of mineral interests), and all Coal treating, storage, processing and handling assets.

         "COLLATERAl" means all property of any kind which is subject to a Lien in favor of Holders (or in favor of Administrative Agent for the benefit of Holders) or which, under the terms of any Security Document, is purported to be subject to such a Lien.

         "COLLATERAL ACCOUNT" means an account established in the name of Company with Wachovia Bank as its primary operating account, or such other deposit account as may be established by Company from time to time with the prior written consent of Administrative Agent, which consent may be given or withheld in its discretion.


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


         "COLLATERAL ACCOUNT AGREEMENT" means all documents or agreements governing or evidencing the Collateral Account.

         "COMMITMENT" means, as to each Holder, its obligation to make Loans to Company pursuant to Section 2.1 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Holder's name on the Holders Schedule under the heading "Commitment" or in the Assignment Agreement pursuant to which such Holder becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement

         "COMPANY" means National Coal of Alabama, Inc., an Alabama corporation formerly known as Mann Steel Products, Inc.

         "COMPANY CONFIDENTIAL INFORMATION" has the meaning given to such term in Section 12.7(b).

         "CONFIDENTIAL  INFORMATION"  has the  meaning  given  to  such  term in
Section 12.7(a).

         "CONSOLIDATED" refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries. The above reference to GAAP shall not be deemed to cause matters described herein as being on a cash basis, such as Gross Cash Revenues or ANCF, to be changed to an accrual basis.

         "CREDIT PARTIES" means Holdco, Company, and each Subsidiary of Company.

         "CURRENT RATIO" means the ratio of Company's Consolidated current assets to Company's Consolidated current liabilities as of the end of each Fiscal Quarter. For purposes of this Agreement, "Consolidated current assets" and "Consolidated current liabilities" shall be determined in accordance with GAAP, except:

         (a)      "Consolidated   current  assets  will  be  calculated  without
including any accounts receivable or other Indebtedness owed to Company or its Subsidiaries by their Affiliates;

         (b)      "Consolidated   current  assets"  and  "Consolidated   current
liabilities" will be calculated without including any amounts resulting from the application of FASB Statement 133 and FASB Statement 143;

         (c) accounts receivable more than 90 days delinquent shall be excluded from "Consolidated current assets";

         (d) any cash or Cash Equivalents pledged as cash collateral for any Indebtedness (including without limitation any such cash or Cash Equivalents pledged in support of letters of credit or reclamation bonds) shall be excluded from "Consolidated current assets";

         (e) any Indebtedness that is secured by cash or Cash Equivalents shall be excluded from "Consolidated current liabilities"; and

         (f) so long as no Event of Default or Default has occurred and is continuing on the applicable test date or calculation date, current liabilities will be calculated without including any current maturities of principal on the Notes.

         "DEBT SERVICE RESERVE ACCOUNT" means an account established in the name of Company with The Bank of New York Mellon, or such other deposit account as may be established by Company from time to time with the prior written consent of Administrative Agent, which consent may be given or withheld in its discretion.

         "DEBT SERVICE RESERVE ACCOUNT AGREEMENT" means the Blocked Account Agreement dated as of October 19, 2007 among the Company, the Administrative Agent and The Bank of New York Mellon, together with all other documents or agreements governing or evidencing the Debt Service Reserve Account.

         "DEFAULT" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

         "DEFAULT RATE" means the rate per annum equal to two percent (2%) above the Fixed Rate, provided that no Default Rate charged by any Person shall ever exceed the Highest Lawful Rate.

         "DEMAND NOTES" mean the demand promissory notes dated as of October 19, 2007 made by Holdco payable to the order of the Sellers in the original aggregate principal amount of $45,443,254.61.

         "DEMONSTRATED RESERVES" of any Person means the sum of all Measured Reserves of such Person plus such Person's Indicated Reserves.

         "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit, and any other deposit account, as defined in the UCC.

         "DIRECT TAXES" means any severance, ad valorem, or other direct taxes on properties owned by any Credit Party or the production therefrom or the proceeds of such production; provided that federal, state, or local income or franchise taxes shall in no event be considered Direct Taxes.

         "DISCLOSURE SCHEDULE" means Schedule 1 hereto.

         "DISTRIBUTION" means (a) any dividend or other distribution made by a Credit Party on or in respect of any stock, partnership interest, or other equity interest in such Credit Party or any other Credit Party (including any option or warrant to buy such an equity interest), or (b) any payment made by a Credit Party to purchase, redeem, acquire or retire any stock, partnership interest, or other equity interest in such Credit Party or any other Credit Party (including any such option or warrant).

         "EBITDA" means, for any period, the Consolidated Net Income of Company during such period, plus, to the extent reflected as a charge in the Consolidated Net Income of Company during such period, the sum of (a) all interest expense during such period on Indebtedness (including amortization of or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, and the interest component of any deferred payment obligations and capital lease obligations) plus (b) to the extent not included in interest expense under the preceding clause (a), all royalty expense under the Royalty Agreement for such period, plus (c) all income tax expense and franchise tax expense during such period plus (d) all depreciation, amortization (including amortization of good will and other intangibles but excluding debt issuance costs already covered above) and depletion, and (e) any other non-cash charges (including any provision for the reduction in the carrying value of assets recorded in accordance with GAAP and including those resulting from the requirements of FASB 133 or 143), minus, to the extent included in Consolidated Net Income for such period, all non-cash items of income or gain (including those resulting from the requirements of FASB 133 or 143).

         "ELIGIBLE MORTGAGED PROPERTIES" means, collectively, those Coal Properties (a) that are owned by Company or any other Credit Party and mortgaged to Administrative Agent to secure the Obligations, (b) for which Administrative Agent has received title opinions or other title information concerning such interests in form, substance and authorship satisfactory to Administrative Agent, (c) that are free and clear of all Liens other than Permitted Liens, and
(d) that are subject to an ORRI Conveyance.

         "ENGINEERING REPORT" means the Initial Engineering Report and each engineering report delivered pursuant to Section 7.2, PROVIDED that, each such report hereafter delivered must (a) separately report on Demonstrated Reserves (including details on the amount of Measured Reserves and Indicated Reserves) and Inferred Reserves on a seam by seam basis and including details on seam thickness, recovery percentages, Coal volatility, moisture content and other quality variables, (b) contain information and analysis comparable in scope to that contained in the Initial Engineering Report, and (c) otherwise be in form and substance satisfactory to Administrative Agent.

         "ENVIRONMENTAL LAWS" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

         "EQUITY INTEREST" in a Person means any share of capital stock issued by such Person, any partnership, profits, capital, membership or other equity interest in such Person, any option, warrant or any other right to acquire any share of capital stock or any partnership, profits, capital, membership or other equity interest in such Person, and any other voting security issued by such Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statutes or statute, together with all rules and regulations promulgated with respect thereto.

         "ERISA AFFILIATE" means each Credit Party and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with such Credit Party, are treated as a single employer under Section 414 of the Internal Revenue Code.

         "ERISA PLAN" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Credit Party has a fixed or contingent liability.

         "EVENT OF DEFAULT" has the meaning given to such term in Section 9.1.

         "FISCAL QUARTER" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

         "FISCAL YEAR" means a twelve-month period ending on December 31 of any year.

         "FIXED CHARGES" means, with respect to the Company for any period, the sum of (a) Interest Expense paid in respect of any Indebtedness during such period plus (b) cash taxes of the Company and its Subsidiaries to the extent accrued or otherwise payable with respect to such period plus (c) dividends or other distributions paid to holders of the Equity Interest of the Company during such period plus (d) plus to the extent not included in Interest Expense under the preceding clause (a), all royalty expense under the Royalty Agreement for such period.

         "FIXED CHARGE COVERAGE RATIO" means, for any period, the ratio of the following for the Company and its Subsidiaries on a Consolidated basis determined in accordance with GAAP: (a) EBITDA for such period less Capital Expenditures of the Company and its Subsidiaries that are considered to be maintenance capital expenditures not contemplated by the APOD to (b) Fixed Charges for such period.

         "FIXED RATE" means the rate of twelve percent (12%) per annum.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of the Credit Parties and their Consolidated Subsidiaries, are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor) in order for such principle or practice to continue as a generally accepted accounting principle or practice, all reports and financial statements required hereunder with respect to any Credit Party or with respect to any Credit Party and its Consolidated Subsidiaries may be prepared in accordance with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only after notice of such change is given to each Holder and Company, Required Holders and Administrative Agent agree to such change insofar as it affects such calculations and determinations.

         "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "GROSS CASH REVENUES" means all cash revenues and cash receipts of Company and its Subsidiaries on a Consolidated basis during any ANCF Quarter from any source or activity (excluding only (a) funds received from Loans hereunder, (b) funds received from capital contributions made to Company, including sales or issuance of new Equity Interests, and (c) funds belonging to or received for the credit of third parties, such as royalty, working interest or other interest owners, that are received for transfer or payment to such third parties).

         "GUARANTOR" means each entity that now or hereafter executes and delivers a guaranty to Administrative Agent as required herein, including Holdco and any Subsidiary of Company.

         "HAZARDOUS   MATERIALS"  means  any  substances   regulated  under  any
Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

         "HEDGING CONTRACT" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, explosives, fuel, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

         "HIGHEST LAWFUL RATE" means, with respect to each Holder Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Holder Party is permitted under applicable Law to contract for, take, charge, or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Holder Party as appropriate to assure that the Note Documents are not construed to obligate any Person to pay interest to any Holder Party at a rate in excess of the Highest Lawful Rate applicable to such Holder Party.

         "HOLDCO" means NCC Corp., an Alabama corporation.

         "HOLDER PARTIES" means Administrative Agent and all Holders.

         "HOLDERS" has the meaning given to such term in the preamble hereto.

         "HOLDERS SCHEDULE" means Schedule 4 hereto.

         "INDEBTEDNESS" of any Person means Liabilities in any of the following categories:

         (a) Liabilities for borrowed money;

         (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services;

         (c) Liabilities evidenced by a bond, debenture, note or similar instrument;

         (d) Liabilities which (i) would under GAAP be shown on such Person's balance sheet as a liability, and (ii) are payable more than one year from the date of creation or incurrence thereof, but excluding (A) reserves for taxes and reserves for contingent obligations, and (B) Liabilities that generally are not required to be satisfied with cash or Cash Equivalents;

         (e) Liabilities arising under Hedging Contracts;

         (f) Capital Lease Obligations;

         (g)  Liabilities   arising  under  conditional  sales  or  other  title
retention agreements;

         (h) Liabilities (for example, repurchase agreements, mandatorily redeemable preferred stock and sale/leaseback agreements) consisting of an obligation to purchase or redeem securities or other property, if such Liabilities arise out of or in connection with the sale or issuance of the same or similar securities or property;

         (i) Liabilities with respect to letters of credit or applications or reimbursement agreements therefore;

         (j) Liabilities with respect to banker's acceptances;

         (k) Liabilities with respect to payments received in consideration of oil, gas or other minerals yet to be acquired or produced at the time of payment (including obligations under "take or pay" contracts to deliver such minerals in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment);

         (l) Liabilities with respect to other obligations to deliver goods or services in consideration of advance payments therefor;

         (m) Liabilities owing under direct or indirect guaranties, or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect, of Liabilities of the kind referred to in clauses (a) through (l) above of any other Person (such as obligations under working capital maintenance agreement, agreement to keep-well, or agreement to purchase Liabilities, assets, good, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection;

         provided, however, that the "Indebtedness" of any Person shall not include Liabilities that were incurred by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 90 days past the original invoice or billing date therefor.

         "INDENTURE"  means the  Indenture  dated as of December  29, 2005 among
Parent,   the  guarantors  named  therein,   and  Wells  Fargo  Bank,   National
Association, with respect to the Parent's 10.5% Senior Secured Notes Due 2010.

         "INDEPENDENT ENGINEER" means Norwest Corporation or another nationally or regionally recognized independent engineering company (other than C.W. McGehee Engineering) which may be chosen by Company if acceptable to the Administrative Agent in its reasonable discretion.

         "INDICATED RESERVES" means "Indicated Reserves" as defined in the Glossary of Coal Classification System and Supplementary Terms promulgated by the U.S. Geological Survey in effect at the time in question and as otherwise amplified under the Coal Resource Classification System of the U.S. Geological Survey in effect at such time.

         "INFERRED RESERVES" means "Inferred Reserves" as defined in the Glossary of Coal Classification System and Supplementary Terms promulgated by the U.S. Geological Survey in effect at the time in question and as otherwise amplified under the Coal Resource Classification System of the U.S. Geological Survey in effect at such time.

         "INITIAL ENGINEERING REPORT" means the reserve engineering report with respect to Company's Coal Properties prepared as of April, 2007 by C.W. McGehee, a copy of which has been delivered to Administrative Agent.

         "INITIAL FINANCIAL STATEMENTS" means (a) Company's audited Consolidated annual financial statements as of December 31, 2006, (b) Company's unaudited Consolidated quarterly financial statements as of June 30, 2007, and (c) Company's unaudited Consolidated monthly financial statements for the calendar month ended August 31, 2007.

         "INSURANCE SCHEDULE" means Schedule 3 attached hereto.

         "INTEREST EXPENSE" means, for the Company and its Consolidated Subsidiaries for any period, total interest, letter of credit fees, and other fees and expenses incurred in connection with any Indebtedness for such period, whether paid or accrued, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedging Contracts covering interest rates, all as determined in conformity with GAAP.

         "INTERNAL REVENUE CODE" means the United States Internal Revenue Code of 1986, as amended from time to time and any successor statute or statutes, together with all rules and regulations promulgated with respect thereto.

         "INVESTMENT" means any investment, made directly or indirectly, in any Person, whether by purchase or acquisition of Equity Interests, Indebtedness or other obligations or securities or by extension of credit, loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property, or by any other means.

         "LAW" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof. Any reference to a Law includes any amendment or modification to such Law, and all regulations, rulings, and other Laws promulgated under such Law.

         "LEASES" means any and all leases, subleases, tenancies, concession agreements, rental agreements, occupancy agreements, franchise agreements, access agreements and any other agreements (including all amendments, extensions, replacements, renewals, modifications and/or guarantees thereof), whether or not of record and whether now in existence or hereafter entered into, affecting the use or occupancy of all or any portion of any Real Property.

         "LIABILITIES" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

         "LIEN" means, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration of a pledge (such as with a holder of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

         "LOAN"  means any Loan made by a Holder to Company  pursuant to Section
2.1 and any PIK Loan borrowed pursuant to Section 2.8(e).

         "MAKE-WHOLE AMOUNT", as well as certain other terms used in determining the Make-Whole Amount, have the meanings given to such terms in Section 2.9(e).

         "MANAGEMENT SERVICES AGREEMENT" means the Management Services Agreement dated as of October 19, 2007 between the Operating Company and the Company.

         "MATERIAL ADVERSE CHANGE" means a material and adverse change, from the state of affairs existing on the Closing Date, to (a) Company's Consolidated financial condition, (b) Company's Consolidated business, assets (including the Coal Properties), operations, properties or prospects, considered as a whole,
(c) Company's ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Note Documents.

         "MATERIAL CONTRACTS" means (a) the Acquisition Documents, (b) the agreements and instruments described in Section 5.8 of the Disclosure Schedule, and (c) any contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Note Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Change.

         "MATURITY DATE" means October 19, 2012.

         "MEASURED RESERVES" means "Measured Reserves" as defined in the Glossary of Coal Classification System and Supplementary Terms promulgated by the U.S. Geological Survey in effect at the time in question and as otherwise amplified under the Coal Resource Classification System of the U.S. Geological Survey in effect at such time.

         "MINE" means any excavation or opening into the earth now and hereafter made from which Coal is or can be extracted on or from any of the Coal Properties, together with all appurtenances, fixtures, structures, improvements and all tangible Property of whatsoever kind or nature in connection therewith.

         "MINING LAWS" means any and all applicable current and future federal, state, local and foreign statutes, laws, regulations, guidance, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions or common law causes of action relating to mining operations and activities. Mining Laws shall include, but not be limited to, the Federal Coal Leasing Amendments Act, the Surface Mining Control and Reclamation Act, all other land reclamation and use statutes and regulations, the Federal Coal Mine Health and Safety Act, the Black Lung Act and the Coal Act, each as amended, and their state and local counterparts or equivalents.

         "MINING LEASE" means a Lease which provides a Person the right to recover Coal from any Mine. Mining Leases which provide a Person the right to construct and operate a preparation plant and related facilities on the surface shall also be deemed to be a Prep Plant Lease.

         "MINING PERMITS" means any all permits, licenses, registrations, notifications, exemptions and any other authorization required under any applicable Mining Law or otherwise necessary to recover Coal from any Mine being operated by any Person.

         "MOODY'S" means Moody's Investors Service, Inc., or its successor.

         "MORTGAGE" means each deed of trust or mortgage from time to time given by any Credit Party to secure any of the Obligations, as each may be amended, supplemented or otherwise modified from time to time.

         "NET INCOME" means, as to any Person or Persons for any period, the gross revenues of such Person or Persons for such period, plus any cash dividends or distributions actually received by such Person or Persons from any other business entity, minus all expenses and other proper charges (including taxes on income, to the extent imposed upon such Person or Persons but excluding charges for accrued unpaid dividends on preferred stock of such Person or Persons for such period), determined on a Consolidated basis after eliminating earnings or losses attributable to outstanding minority interests, but excluding the net earnings of any other business entity in which such Person or Persons has an ownership interest and excluding extraordinary, unusual or non-recurring items such as (a) any net non-cash gain or loss during such period arising the from sale, exchange, retirement or other disposition of capital assets and (b) any write-up or write-down of assets.

         "NOTE" means a promissory note in the form of Exhibit A evidencing one or more Loans, as amended, supplemented or otherwise modified from time to time.

         "NOTE DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Royalty Agreement, the ORRI Conveyances, the Warrants, the Warrant Agreement, the Registration Rights Agreement, the Post Closing Agreement, the Management Services Agreement, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

         "OBLIGATIONS" means all Liabilities from time to time owing by any Credit Party to any Holder Party (or any third party beneficiary of any Note Document) under or pursuant to any of the Note Documents. "Obligation" means any part of the Obligations.

         "OBSERVER" has the meaning assigned to such term in Section 7.12.

         "OPERATING   COMPANY"   means   National  Coal  Company,   a  Tennessee
corporation.

         "ORRI" means an overriding royalty interest in Coal Properties conveyed to Royalty Owner pursuant to an ORRI Conveyance.

         "ORRI CONVEYANCE" means each conveyance, assignment or similar instrument executed by a Credit Party in favor of Royalty Owner on the Closing Date, and each additional conveyance, assignment or similar instrument, if any, executed by a Credit Party in favor of Royalty Owner pursuant to Section 7.22, in each case conveying an overriding royalty interest in and to specified Coal Properties pursuant to the Royalty Agreement.

         "PARENT" means National Coal Corp., a Florida corporation.

         "PERCENTAGE  SHARE" means,  with respect to any Holder (a) when used in
Section 2.1 or Section 2.2, in any Borrowing Notice or when no Loans are outstanding hereunder, the percentage set forth below such Holder's name on Holders Schedule, and (b) when used otherwise, the percentage obtained by dividing (i) the sum of the unpaid principal balance of such Holder's Loans at the time in question, by (ii) the sum of the aggregate unpaid principal balance of all Loans at such time.

         "PERMITTED G&A EXPENSE AMOUNT" means, with respect to an ANCF Quarter, an amount equal to (a) the monthly service fee paid by the Company to the Operating Company pursuant to the Management Services Agreement during such ANCF Quarter (or such higher or lower amount as may be approved by Administrative Agent from time to time in its reasonable discretion), plus (b) an amount up to $40,000 per month paid by the Company for general and overhead expenses of the type described in the Management Services Agreement.

         "PERMITTED INVESTMENTS" means

         (a)      Investments in Cash Equivalents;

         (b) normal and prudent extensions of credit by the Credit Parties to their customers for buying goods and services in the ordinary course of business or to another Credit Party in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner;

         (c)      Investments by Holdco in the Company;

         (d) A Credit Party's guaranty of Liabilities of another Credit Party to the extent such guaranty is not prohibited by this Agreement;

         (e) loans and advances to employees of any Credit Party in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses) in an aggregate amount for all Credit Parties not to exceed $25,000 at any one time outstanding;

         (f) Investments in certificates of deposit and similar instruments with maturities of thirty-six months or less from the date of acquisition with Sevier County Bank which are used, in each case, by a Credit Party for the sole purpose of enabling the Credit Party to purchase or post reclamation, surety, or similar bonds, and any extensions or renewals thereof; and

         (g) Investments in certificates of deposit and similar instruments with maturities of thirty-six months or less from the date of acquisition with any domestic commercial bank having capital and surplus of at least $500,000,000, and whose long term certificates of deposit are rated at least Aa3 by Moody's or AA - by S & P, which are used, in each case, by a Credit Party for the sole purpose of enabling the Credit Party to lease equipment or to purchase or post reclamation surety, utility or similar bonds, and any extensions or renewals thereof.

         "PERMITTED LIENS" means:

         (a) statutory Liens for taxes, assessments or other governmental charges or levies which are not yet delinquent or which are being contested in good faith by appropriate action and for which adequate reserves are maintained in accordance with GAAP;

         (b) landlords', operators', carriers', warehousemen's, repairmen's, mechanics', materialmen's, or other like Liens which do not secure Indebtedness, in each case only to the extent arising in the ordinary course of business and only to the extent securing obligations which are not delinquent for a period of more than 30 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

         (c) pledges or deposits of cash or Cash Equivalents to secure Indebtedness permitted pursuant to Section 8.1(f), which pledges or deposits may not exceed the amounts they are intended to secure;

         (d) defects and irregularities in title to any property, so long as such defects and irregularities neither secure Indebtedness nor materially impair the value of such property or the use of such property for the purposes for which such property is held;

         (e) deposits of cash or securities to secure the performance of bids, trade contracts, leases, statutory obligations surety and appeal bonds and other obligations, of a like nature in the ordinary course of business and not constituting Indebtedness;

         (e)      Liens under the Security Documents;

         (f) Liens that secure only Indebtedness allowed under Section 8.1(d) (plus associated interest, prepayment penalties, fees and reimbursements), provided that such Liens encumber only the personal property purchased with the proceeds of such Indebtedness (plus accessions and attachments to such purchased assets) and that the encumbered assets are not attached to any Eligible Mortgaged Properties in such a way that removal of such assets would damage any Eligible Mortgaged Property in any material manner; and

         (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of Property subject thereto or materially interfere with the ordinary conduct of the business of any Credit Party;

         (h)      Liens  existing on the Closing  Date and  described in Section
8.2 of the Disclosure Schedule (which liens shall be released on the Closing Date concurrent with the making of the Loan); and

         (i) with respect only to property subject to any particular Security Document, additional Liens burdening such property which are expressly allowed by such Security Document.

         "PERSON" means an individual, corporation, general partnership, limited partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, Governmental Authority, or any other legally recognizable entity.

         "PIK ELECTION" as defined in Section 2.6.

         "PIK LOAN" as defined in Section 2.6.

         "POST CLOSING AGREEMENT" means the Post Closing Agreement dated as of October 19, 2007 between the Company and the Administrative Agent.

         "PREP PLANT LEASE" means each Lease entered into by Person in respect of a preparation plant and/or related Property or Real Property on which a preparation plant is situated. Prep Plant Leases which also provide such Person with the right to recover Coal from a Mine shall also be considered a Mining Lease.

         "PREPAYMENT PREMIUM" means an amount equal to (a) in the case of any prepayment of principal of the Loans occurring during the period from the day immediately following the second anniversary of the Closing Date and continuing through the third anniversary of the Closing Date as a result of an Event of Default (other than an Event of Default that exists solely as a result of a Change of Control of the type described in clauses (a) or (b) of the definition of "Change of Control") or an optional prepayment under Section 2.8, 12% of the principal amount being prepaid, (b) in the case of any prepayment of principal of the Loans occurring during the period from the day immediately following the third anniversary of the Closing Date and continuing through the fourth anniversary of the Closing Date as a result of either an Event of Default (other than an Event of Default that exists solely as a result of a Change of Control of the type described in clauses (a) or (b) of the definition of "Change of Control") or an optional prepayment under Section 2.8, 5% of the principal amount being prepaid; and (c) in the case of any prepayment of principal of the Loans occurring during the period from the day immediately following the fourth anniversary of the Closing Date and continuing through the fifth anniversary of the Closing Date as a result of either an Event of Default (other than an Event of Default that exists solely as a result of a Change of Control of the type described in clauses (a) or (b) of the definition of "Change of Control") or an optional prepayment under Section 2.8, 2% of the principal amount being prepaid.

         "PROJECT AREA" means the State of Alabama.

         "PROPERTY" means any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including equity interests or other ownership interests of any Person and whether now in existence or owned or hereafter entered into or acquired, including, without limitation, all Real Property.

         "PURCHASE AGREEMENT" means the Purchase Agreement dated as of June 18, 2007 among Holdco, the Company and the Sellers, as amended by the Amendment to Purchase Agreement dated August 22, 2007, and the Second Amendment to Purchase Agreement dated October 15, 2007.

         "QUARTERLY PAYMENT DATE" means the second Business Day prior to the last day of each March, June, September and December.

         "REAL PROPERTY" means, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real Property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other Property and rights incidental to the ownership, lease or operation thereof.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of October 19, 2007 among the Parent, the Holders (as assignees) and certain other shareholders of the Parent.

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

         "REQUIRED HOLDERS" means Holders whose aggregate Percentage Shares exceed fifty percent (50.0%).

         "RESTRICTED   NOTE"  means  a  Note  which  constitutes  a  "restricted
security" within the meaning of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

         "RESTRICTED SUBSIDIARY" has the meaning given such term in the Indenture.

         "ROYALTY AGREEMENT" means the Overriding Royalty Conveyance dated as of October 19, 2007 between the Company and the Royalty Owners.

         "ROYALTY OWNER" means each of TCW Energy Fund XIV, L.P., TCW Energy Fund XIV-A, L.P. and TCW Energy XIV Blocker (National Coal), L.L.C., and each of their respective successors and assigns.

         "S & P" means Standard & Poor's Ratings Services (a division of The McGraw Hill Companies), or its successor.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITY DOCUMENTS" means the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by any Credit Party to Administrative Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any Credit Party's other duties and obligations under the Note Documents.

         "SECURITY SCHEDULE" means Schedule 2 hereto.

         "SELLERS" means, collectively, Frank C. Mann, II and William T. Mann.

         "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person.

         "TAX SHARING AGREEMENT" means the Tax Sharing Agreement dated as of October 19, 2007 among the Parent, Holdco and the Company.

         "TCW GOVERNING DOCUMENTS" has the meaning given to such term in Section 11.11.

         "TERMINATION EVENT" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Section 4043(c)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) or 4043(b)(4) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041(c) of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "TWIN PINES JOINT VENTURE" means the joint venture between the Company and Twin Pines Coal Company formed to operate the barge loading facility required to service the proposed Coal sales contract between the Company and Alabama Power Co., a division of Southern Companies.

         "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

         "UNRESTRICTED SUBSIDIARY" has the meaning given such term in the Indenture.

         "WARRANT AGREEMENT" means the Warrant Agreement dated as of October 19, 2007 among the Parent, the Warrant Owners (as assignees) and the other parties named therein.

         "WARRANT  OWNER"  means each of TCW Energy Fund XIV,  L.P.,  TCW Energy
Fund XIV-A, L.P. and TCW Energy Fund XIV (Cayman), L.P., and each of their respective successors and assigns.

         "WARRANTS" means the warrants to purchase shares of Parent's Common Stock, issued by Parent to Holdco pursuant to the Warrant Agreement and assigned by Holdco to the Warrant Owners, together with all warrants issued upon transfer, exchange or in replacement thereof.

         Section 1.2. EXHIBITS AND SCHEDULES; ADDITIONAL DEFINITIONS. All Exhibits and Schedules attached to this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

         Section 1.3. AMENDMENT OF DEFINED INSTRUMENTS. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

         Section 1.4. REFERENCES AND TITLES. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections, definitions and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections, definitions and other subdivisions of this Agreement unless expressly provided otherwise. Exhibits and Schedules to any Note Document shall be deemed incorporated by reference in such Note Document. References to any document, instrument, or agreement (a) shall include all exhibits, schedules, and other attachments thereto, and (b) shall include all documents, instruments, or agreements issued or executed in replacement thereof. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". References to a Person's "discretion" means its sole and absolute discretion unless otherwise specified. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Accounting terms have the meanings assigned to them by GAAP, as applied by the accounting entity to which they refer. References to "days" shall mean calendar days, unless the term "Business Day" is used. Unless otherwise specified, references herein to any particular Person also refer to its successors and permitted assigns.

         Section 1.5. CALCULATIONS AND DETERMINATIONS. All calculations under the Note Documents of interest chargeable with respect to Loans and of fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. Each determination by a Holder Party of amounts to be paid under Article III or any other matters which are to be determined hereunder by a Holder Party shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Required Holders otherwise consent all financial statements and reports furnished to any Holder Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

         Section 1.6. JOINT PREPARATION; CONSTRUCTION OF INDEMNITIES AND RELEASES. This Agreement and the other Note Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and no rule of construction shall apply hereto or thereto which would require or allow any Note Document to be construed against any party because of its role in drafting such Note Document. All indemnification and release provisions of this Agreement shall be construed broadly (and not narrowly) in favor of the Persons receiving indemnification or being released.

ARTICLE II - PURCHASE AND SALE OF SECURITIES

         Section 2.1. NOTE PURCHASE. Subject to the terms and conditions hereof, on the Closing Date Company shall issue to Holders, and each Holder shall purchase from Company (so long as all conditions precedent required hereby shall have then been satisfied), a Note or Notes in an aggregate principal amount equal to the such Holder's Percentage Share of the Commitment on the Closing Date at which time Holders shall make an advance on the Notes in accordance with their respective Percentage Shares in the aggregate amount of $60,000,000.

         Section 2.2. THE NOTES. The obligation of Company to repay to each Holder the aggregate amount of all Loans made by such Holder, together with interest accruing in connection therewith, shall be evidenced by (a) in the case of all Loans other than PIK Loans, a single Note made by Company payable to the order of such Holder in the form of Exhibit A-1 with appropriate insertions, and
(b) in the case of PIK Loans, this Section 2.2; provided that, any Holder may at any time request that the Company execute and deliver a PIK Note in the form of the attached Exhibit A-2, and the Company shall provide such PIK Note to such Holder within three Business Days of such request. The amount of principal owing on any Holder's Note at any given time shall be the aggregate amount of all
Loans theretofore made by such Holder minus all payments of principal theretofore received by such Holder on such Note. Interest on each Note shall accrue and be due and payable as provided herein. Each Note shall be due and payable as provided herein, and shall be due and payable in full on the Maturity Date. Company may not borrow, repay, and reborrow hereunder or under the Notes.

         Section 2.3. BORROWING REQUEST. Company must give to Administrative Agent written or electronic notice (or telephonic notice promptly confirmed in writing) of the Borrowing of Loans to be advanced by Holders on the Closing Date. Such notice constitutes a "BORROWING NOTICE" hereunder and must:

         (a) specify the aggregate amount of any such Borrowing of Loans and the date on which such Loans are to be advanced; and

         (b) be received by Administrative Agent not later than 10:00 a.m., New York, New York time, on the Business Day preceding the Closing Date.

         Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Company as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, Administrative Agent shall give each Holder prompt notice of the terms thereof. If all conditions precedent to such new Loans have been met, each Holder will on the date requested promptly remit to Administrative Agent at Administrative Agent's office in Los Angeles, California the amount of such Holder's new Loan in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Loans have been neither met nor waived as provided herein, Administrative Agent shall promptly make such Loans available to Company. The failure of any Holder to make any new Loan to be made by it hereunder shall not relieve any other Holder of its obligation hereunder, if any, to make its new Loan, but no Holder shall be responsible for the failure of any other Holder to make any new Loan to be made by such other Holder.

         Section 2.4. DEBT SERVICE RESERVE ACCOUNT.

         (a)   ESTABLISHMENT  OF  DEBT  SERVICE  RESERVE   ACCOUNT;   RULES  FOR
APPLICATION.

                  (i) Company shall establish and maintain at its expense the Debt Service Reserve Account pursuant to the Debt Service Reserve Account Agreement.

                  (ii) Company shall on the Closing Date and from time to time thereafter deposit or cause to be deposited into the Debt Service Reserve Account funds in an amount equal to that which is necessary to cause the funds in such Debt Service Reserve Account to be equal to six months of interest ("REQUIRED AMOUNT") on the then outstanding aggregate principal amount of the Notes as determined by the Administrative Agent in its sole discretion; provided that, the Company may request in writing to the Administrative Agent on each Quarterly Payment Date that any amounts contained in the Debt Service Reserve Account in excess of the Required Amount be released from the Debt Service Reserve Account within three (3) Business Days of such request, and, so long as no Default or Event of Default shall have occurred and be continuing, the Administrative Agent will release such excess funds to the Company.

                  (iii) After the occurrence and during the continuance of an Event of Default under any Note Document, Administrative Agent may, at its option, from time to time apply all sums in the Debt Service Reserve Account to the reduction of outstanding principal, interest and other sums owed by Company to any Note Holder under the Notes or other Note Documents.

         (b) FINAL DISBURSEMENTS. Upon the satisfaction in full of all amounts owed by Company under the Note Documents, Administrative Agent shall have all amounts remaining in the Debt Service Reserve Account disbursed to Company.

         (c) ACKNOWLEDGMENTS. Company hereby acknowledges that:

                  (i) It has granted and assigned to Administrative Agent a first priority, perfected security interest in the Debt Service Reserve Account, all funds therein and all proceeds thereof pursuant to the Debt Service Reserve Account Agreement; and

                  (ii) Company shall not be permitted to withdraw, transfer or disburse any funds from the Debt Service Reserve Account except in accordance with the terms hereof, the Debt Service Reserve Account Agreement and each other Note Document.

         (d) ATTORNEY-IN-FACT. Company hereby appoints Administrative Agent its attorney-in-fact, with full power of substitution, to execute and file on behalf of Company, any financing statement, continuation statement or instrument of further assurance to more effectively perfect, continue or confirm (i) the provisions of this Section 2.4 and of any agreement entered into by Company, Administrative Agent and the depositary bank administering the Debt Service Reserve Account and (ii) the security interest granted in the Debt Service Reserve Account. This power, being coupled with an interest, shall be irrevocable until all amounts due in connection with the Notes have been paid in full.

         Section 2.5. USE OF PROCEEDS. Company will use the proceeds of all Loans (other than PIK Loans) as follows: (a) up to $43,742,353.61 to make the Closing Date Distribution to Holdco in order to allow the Holdco to repay the Demand Notes, (b) to repay Indebtedness existing on the Closing Date and described in Section 2.5 of the Disclosure Schedule, (c) to pay closing expenses, costs and fees, (d) to cash collateralize reclamation bonds issued by Indemnity National Insurance Company for the account of the Company and its Subsidiaries in connection with the Company's reclamation obligations and further described in Section 2.5 of the Disclosure Schedule, (e) to fund the DSRA, and (f) to make other expenditures from time to time approved by Administrative Agent. PIK Loans shall only be used to pay a portion of the interest owing hereunder pursuant to Section 2.6(d). In no event shall the funds from any Loan be used directly or indirectly by any Person (x) for personal, family, household or agricultural purposes, or (y) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock.

         Section 2.6. INTEREST RATES AND FEES; PAYMENT DATES.

         (a) INTEREST RATES. Subject to subsection (b) below, each Loan shall bear interest on each day outstanding at the Fixed Rate compounded quarterly on each Quarterly Payment Date to the extent not paid.

         (b) DEFAULT RATE. If an Event of Default shall have occurred and be continuing under Section 9.1(a), (b), (j)(i), (j)(ii), or (j)(iii), all outstanding Loans shall bear interest at the Default Rate until the first date thereafter upon which there shall be no Event of Default continuing. In addition, if an Event of Default shall have occurred and be continuing (other than under Section 9.1(a), (b), (j)(i), (j)(ii), or (j)(iii)), Required Holders may, by notice to Company, elect to have the outstanding Loans bear interest at the Default Rate, and upon the giving of such notice, such Loans shall bear interest at the Default Rate until the earlier of (i) the first date thereafter upon which there shall be no Event of Default continuing and (ii) the date upon which Required Holders shall have rescinded such notice.

         (c) UP-FRONT PAYMENT. In consideration of each Holder's commitment to make Loans, Company will pay to Administrative Agent (or its designee or designees) an up-front payment equal to 1.5% of the aggregate Commitments on the Closing Date (payable on the Closing Date). Payment of such payment shall be by wire transfer of immediately available funds or upon the instruction of Company, by deduction from the purchase price of the Notes.

         (d) PIK LOANS. In lieu of paying interest due on the Loans (including all PIK Loans) on each Quarterly Payment Date in full in cash, Company may elect (a "PIK ELECTION") to pay a portion of such interest in cash equal to the Required Cash Interest and to borrow the remaining PIK Interest from the Holders in the form of PIK Loans in principal amount equal to such PIK Interest. As used herein, "REQUIRED CASH INTEREST" means immediately available funds equal to the amount of interest which would be owing on such Quarterly Payment Date if the interest rate on a Holder's Loans since the immediately preceding Quarterly Payment Date (or, for the first Quarterly Payment Date, since the Closing Date) had been a per annum rate equal to nine percent (9%), and "PIK INTEREST" means the remaining then accrued interest not paid by means of the Required Cash Interest. As used herein "PIK LOAN" means an additional loan from a Holder to Company, made without any wire transfer of funds to or from Administrative Agent or Company, that is applied by such Holder on behalf of Company to pay such PIK Interest. In order to make a PIK Election with respect to a Quarterly Payment Date, Company must give advance written notice thereof in the form of Exhibit B-2 to Administrative Agent (who will notify each Holder) and deliver the Required Cash Interest due to each Holder to Administrative Agent on or before such Quarterly Payment Date. Upon delivery of such Required Cash Interest, such PIK Loan shall be deemed made by the Holders and received by Company. Notwithstanding the foregoing provisions of this subsection, however, during the continuance of an Event of Default Company may not make any PIK Election without the consent of Required Holders.

         Section 2.7. COLLATERAL ACCOUNT.

         (a) ESTABLISHMENT OF COLLATERAL ACCOUNTS; RULES FOR APPLICATION.

                  (i) Company shall establish and maintain at its expense the Collateral Account pursuant to the Collateral Account Agreement and such Collateral Account shall function as the Company's primary operating account.

                  (ii) Company shall deposit or cause to be deposited into the Collateral Account all Gross Cash Revenues from and after the Closing Date through the date that the Obligations are repaid in full and all Commitments hereunder have been terminated. In addition, Company shall deposit all funds into the Collateral Account from the Borrowing on the Closing Date that are not applied under the first sentence of Section 2.5.

                  (iii) Prior to its receipt of a Notice of Exclusive Control (defined below), Company may transfer or disburse amounts from such Collateral Account in the ordinary course of business. Administrative Agent may at any time after the occurrence and continuance of an Event of Default determine to exercise exclusive dominion and control over the Collateral Account, and, upon receipt of notice from Administrative Agent of such determination (a "NOTICE OF EXCLUSIVE CONTROL"), Company shall cease giving the instructions described in the preceding sentence to the administrator of the Collateral Account and only the Administrative Agent shall be permitted to give such instructions as provided in the Collateral Account Agreement.

                  (iv) After the occurrence and during the continuance of an Event of Default under any Note Document, Administrative Agent may, at its option, from time to time apply all sums in the Collateral Account to the reduction of outstanding principal, interest and other sums owed by Company on, the Notes or other Note Documents.

                  (v) Upon the satisfaction in full of all amounts owed by Company under the Note Documents and the termination of all commitments and agreements of the Administrative Agent and the Holders associated therewith, Administrative Agent shall have all amounts remaining in the Collateral Account disbursed to Company.

         (b) NOTICE. Not later than five Business Days after the Closing Date and at all times thereafter, Company shall send a notice, substantially in form acceptable to Administrative Agent, to all existing and/or new purchasers of Coal produced from the Eligible Mortgaged Properties, directing them to forward all amounts payable to Company directly to the Collateral Account at the mailing address of the depositary bank for deposit into the Collateral Account. The failure of such purchasers to comply with any such notice shall not constitute a Default hereunder by any Credit Party, provided that (i) such purchaser's failure to comply with such notice is not done at the request of Company and
(ii) Company or Company's Affiliate shall forward all amounts received from such purchaser to the Collateral Account within one (1) Business Day of Company's or Company's Affiliate's receipt thereof.

         (c) ACKNOWLEDGMENTS. Company hereby acknowledges that:

                  (i) It has granted and assigned to Administrative Agent a first priority, perfected security interest in the Collateral Account, all funds therein and all proceeds thereof pursuant to the Collateral Account Agreement; and

                  (ii) Company shall not be permitted to withdraw, transfer or disburse any funds from the Collateral Account except in accordance with the terms hereof, the Collateral Account Agreement and each other Note Document.

         (d) ATTORNEY-IN-FACT. Company hereby appoints Administrative Agent its attorney-in-fact, with full power of substitution, to execute and file on behalf of Company, any financing statement, continuation statement or instrument of further assurance to more effectively perfect, continue or confirm (i) the provisions of this Section 2.7 and of any agreement entered into by Company, Administrative Agent and the depositary bank administering the Collateral Account and (ii) the security interest granted in the Collateral Accounts. This power, being coupled with an interest, shall be irrevocable until all amounts due in connection with the Notes have been paid in full.

         Section 2.8. MANDATORY PREPAYMENTS.

         (a) On each Quarterly Payment Date beginning with the Quarterly Payment Date occurring in March, 2008 and on each Quarterly Payment Date thereafter, to and including the Quarterly Payment Date immediately preceding the Maturity
Date, Company shall make a principal payment in respect of the Notes in an aggregate amount equal to the Adjusted Net Cash Flow for the ANCF Quarter applicable thereto; PROVIDED that, in no event shall the Company be required to make a payment that results in the Company having cash and Cash Equivalents (exclusive of any cash and Cash Equivalents that have been pledged to secure other obligations permitted hereby or that otherwise constitutes "restricted cash" permitted hereby) of less than $2,000,000 (and the amount of any such required payment shall be reduced accordingly to the extent necessary to comply with this proviso). If any principal or interest amount payable under the Notes remains outstanding at the Maturity Date, such amount will be paid in full by Company to the Holders in immediately available funds on the Maturity Date.

         (b) If the Required Holders shall, in their discretion, approve the sale of any Collateral requested by Company (which sale was not otherwise permitted by this Agreement), Company shall make a payment in respect of the Notes in an aggregate amount equal to the sales proceeds received by Company net only of reasonable out-of-pocket costs of such sale paid to non-Affiliates of Company, which payment shall include the same prepayment premium described in
Section 2.9 for an optional prepayment of principal on the Notes.

         (c) If Company or any other Credit Party receives any casualty insurance proceeds or condemnation proceeds in connection with any assets of Company or such other Credit Party and (i) with respect to proceeds up to $2,000,000 in any fiscal year, such proceeds are not utilized to repair or replace such assets within 180 days after the date of such casualty event or condemnation event, then immediately upon the expiration of such 180 day period Company shall prepay the Loans in an amount equal to 100% of such unutilized excess, and (ii) with respect to proceeds in excess of $2,000,000 in any fiscal year (unless the use of such excess insurance or condemnation proceeds is otherwise specifically provided for in the APOD), Company shall repay the Notes in an amount equal to 100% of such excess immediately upon receipt of such proceeds; PROVIDED that, notwithstanding the provisions of clause (i) above, if an Event of Default has occurred and is continuing, Company shall repay the Loans in an amount equal to 100% of all casualty insurance proceeds and condemnation proceeds not already utilized by the Company as of the date of such Event of Default, regardless of whether the aggregate amount of such proceeds in such fiscal year is less than $2,000,000.

         Section 2.9. OPTIONAL PREPAYMENTS.

         (a) Company may, at its option, upon notice as provided below, prepay at any time on a Quarterly Payment Date all of the Notes at (i) if such prepayment occurs on or before the second anniversary of the Closing Date, 100% of the principal amount so prepaid plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount, and (ii) if such prepayment occurs after the second anniversary of the Closing Date 100% of the principal amount so prepaid plus the Prepayment Premium. Company will give each Holder Party written notice in the form of the attached Exhibit C of any such optional prepayment under this Section 2.9 not less than 30 days and not more than 45 days prior to the date fixed for such prepayment. Such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of an executive officer of Company as to the estimated Make-Whole Amount or Prepayment Premium, as applicable, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, Company shall deliver to each Holder Party a certificate of an executive officer of Company specifying the calculation of such Make-Whole Amount or Prepayment Premium, as applicable, as of the specified prepayment date.

         (b) Any scheduled principal payment under Section 2.8(a) hereof, any principal prepayment made with Collateral insurance proceeds pursuant to Section 2.8(c) hereof, and any mandatory prepayment arising solely as a result of a Change of Control of the type described in clauses (a) or (b) of the definition of such term, shall in each case be at par. Any mandatory prepayment made pursuant to Section 2.8(b) or as the result of an Event of Default (other than an Event of Default that exists solely as a result of a Change of Control of the type described in clauses (a) or (b) of the definition of "Change of Control") shall include the applicable Make-Whole Amount or Prepayment Premium.

         (c) In the case of each prepayment of Notes pursuant to this Section 2.9, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business
Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount or Prepayment Premium. From and after such date, unless Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount or Prepayment Premium, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         (d) Any principal prepaid pursuant to Section 2.9(a) or (c) hereof shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Note Documents at the time of such prepayment. Any such prepayments hereof shall be applied first, to any Make-Whole Amount or Prepayment Premium payable under Section 2.9(a), second, to accrued but unpaid interest on the Notes, and third, to outstanding principal on the Notes until paid in full. No prepayment on the Notes shall, until the Notes have been paid in full, have the effect of reducing the mandatory prepayments required under
Section 2.8.

         (e) In determining any Make-Whole Amount, the following terms shall have the following meanings:

                  "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount shall in no event be less than zero.

                  "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 2.9(a) or has become or is declared to be immediately due and payable pursuant to Section 9.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 50 basis points (one-half of one percent) over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" (or such other display as may replace Page PX1 on Bloomberg Financial Markets ("Bloomberg") or, if Page PX1 (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to two decimal places.

                  "REMAINING LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Maturity Date.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest (assuming no amortization of the Called Principal after the Settlement Date) thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to the Maturity Date; provided that, if such Settlement Date is not a Quarterly Payment Date then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.9(a) or Section 9.1.

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 2.9(a) or has become or is declared to be immediately due and payable pursuant to Section 9.1, as the context requires.

ARTICLE III - PAYMENTS TO HOLDERS

         Section 3.1. GENERAL PROCEDURES. Company will make each payment which it owes under the Note Documents to Administrative Agent for the account of the Person to whom such payment is owed, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds. Each such payment must be received by Administrative Agent not later than 12:00 p.m., New York, New York time, on the date such payment becomes due and payable. Any payment received by Administrative Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Note Document under which such payment is due. When Administrative Agent collects or receives money on account of the Obligations, Administrative Agent shall distribute all money so collected or received, and each Holder Party shall apply all such money so distributed, as follows:

         (a) first, for the payment of all Obligations which are then due (and if such money is insufficient to pay all such Obligations, first to any reimbursements due Administrative Agent under Section 7.9 or 12.4 and then to the partial payment of all other Obligations then due in proportion to the amounts thereof, or as Holder Parties shall otherwise agree);

         (b) then for the prepayment of amounts owing under the Note Documents (other than principal of the Loans) if so specified by Company;

         (c) then for the prepayment of principal of the Loans, together with accrued and unpaid interest on the principal so prepaid; and

         (d) last, for the payment or prepayment of any other Obligations.

All payments applied to principal or interest on any Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and interest in compliance with Section
2.6. All  distributions  of amounts  described in any of subsections (b), (c) or
(d) above shall be made by Administrative Agent pro rata to each Holder Party then owed Obligations described in such subsection in proportion to all amounts owed to all Holder Parties which are described in such subsection; provided that if any Holder then owes payments to Administrative Agent under Section 11.4, any amounts otherwise distributable under this section to such Holder shall be deemed to belong to Administrative Agent to the extent of such unpaid payments, and Administrative Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Holder.

         Section 3.2. PAYMENT OF INTEREST. On each Quarterly Payment Date, Company shall pay the interest then accrued on the Loans in full in immediately available funds.

         Section 3.3. PLACE OF PAYMENT. Payments becoming due and payable on the Notes and under the other Note Documents shall be made at Administrative Agent's offices located at 200 Park Avenue, Suite 2200, New York, New York 10166 or, at the election of the Administrative Agent, by wire transfer to a bank and account located in the State of New York specified by Administrative Agent. Administrative Agent may at any time, by notice to Company, change the place of payment of any such payments so long as such place of payment shall be in the State of New York.

         Section 3.4. CAPITAL REIMBURSEMENT. If either (a) the introduction or implementation after the date hereof of or the compliance with or any change after the date hereof in or in the interpretation of any Law regarding capital adequacy, or (b) the introduction or implementation after the date hereof of or the compliance with any request, directive or guideline issued after the date hereof from any central bank or other Governmental Authority (whether or not having the force of Law) regarding capital requirements has or would have the effect of reducing the rate of return on any Holder Party's capital, or on the capital of any corporation controlling such Holder Party, as a consequence of the Loans made by such Holder Party, to a level below that which such Holder Party or such corporation could have achieved but for such change (taking into consideration such Holder Party's policies and the policies of any such corporation with respect to capital adequacy), then from time to time Company will pay to Administrative Agent for the benefit of such Holder Party, within 10 days of demand therefore by such Holder Party, such additional amount or amounts which such Holder Party shall determine to be appropriate to compensate such Holder Party for such reduction.

         Section 3.5. REIMBURSABLE TAXES. Company covenants and agrees that:

         (a) Company will indemnify each Holder Party against and reimburse each Holder Party for all present and future income, stamp and other taxes, levies, costs and charges whatsoever imposed, assessed, levied or collected on or in respect of this Agreement or any Loans (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, (i) taxes imposed on or measured by its overall net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which it is organized or otherwise resides for tax purposes or maintains the office, branch, or agency through which it administers this Agreement, (ii) with respect to each Holder Party, taxes imposed by reason of any present or former connection between such Holder Party and the jurisdiction imposing such taxes, other than solely as a result of this Agreement or any Note or any transaction contemplated hereby, and (iii) any United States withholding tax imposed on any payment by Company pursuant to this Agreement or under any Loans, but not excluding any portion of such tax that exceeds the United States withholding tax which would have been imposed on such a payment to such Holder Party under the laws and treaties in effect when such Holder Party first becomes a party to this Agreement (all such non-excluded taxes, levies, costs and charges being collectively called "REIMBURSABLE TAXES"). Such indemnification shall be on an after-tax basis and paid within 3 Business Days after a Holder Party makes demand therefor.

         (b) All payments on account of the principal of, and interest on, each Holder Party's Loans and Note, and all other amounts payable by Company to any Holder Party hereunder, shall be made in full without set-off or counterclaim and shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes, all of which will be for the account of Company. In the event of Company being compelled by Law to make any such deduction or withholding from any payment to any Holder Party, Company shall pay on the due date of such payment, by way of additional interest, such additional amounts as are needed to cause the amount receivable by such Holder Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding. If Company should make any deduction or withholding as aforesaid, Company shall within 60 days thereafter forward to such Holder Party an official receipt or other official document evidencing payment of such deduction or withholding.

         (c) Notwithstanding the foregoing provisions of this section, Company shall be entitled, to the extent it is required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America from interest, fees or other amounts payable hereunder for the account of any Holder Party, other than a Holder Party (i) who is a U.S. person for Federal income tax purposes or
(ii) who has the Prescribed Forms on file with Administrative Agent (with copies provided to Company) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms, provided that if Company shall so deduct or withhold any such taxes, it shall provide a statement to Administrative Agent and such Holder Party, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Holder Party may reasonably request for assisting such Holder Party to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Holder Party is subject to tax. As used in this section, "Prescribed Forms" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of (x) an income tax treaty between the United States and the country of residence of the Holder Party providing the forms or statements, (y) the Internal Revenue Code, or (z) any applicable rules or regulations thereunder, permit Company to make payments hereunder for the account of such Holder Party free of such deduction or withholding of income or similar taxes.

ARTICLE IV - CONDITIONS PRECEDENT TO LENDING

         Section 4.1. CLOSING DATE CONDITIONS. The obligation of any Holder to make a Loan on the Closing Date is subject to the satisfaction, or waiver in accordance with Section 12.1, of the following conditions on or before the Closing Date:

         (a) CLOSING DOCUMENTS. Administrative Agent shall have received all of the following, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent:

                  (i) This Agreement and any other documents that Holders are to execute in connection herewith.

                  (ii) Each Note.

                  (iii) Each Security Document listed in the Security Schedule, the Warrants, the ORRI Conveyances, and each of the other Note Documents.

                  (iv) Certain certificates of Company including:

                           (A) An "Omnibus  Certificate" of the Secretary and of
                  the President of Company, which shall contain the names and signatures of the officers or representatives authorized to execute Note Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Note Documents delivered or to be delivered in connection herewith, the consummation of the transactions contemplated herein and therein, and the appointment of a representative of TCW Asset Management Company as a director of the Company, (2) a copy of the charter documents and all amendments thereto, certified by the appropriate official of the state of organization (which charter documents shall provide, among other things, that unanimous consent of all directors of the Company is required in order for the Company to file for bankruptcy, insolvency or other similar relief from creditors), and (3) a copy of the bylaws; and

                           (B) A  "Compliance  Certificate"  of the President of
                  Company, of even date with such Loan, in which such officer certifies to the satisfaction of the conditions set out in
                  Section 4.2.

                  (v) Certificate (or certificates) of the due formation, valid existence and good standing of Company in its state of organization, issued by the appropriate authorities of such jurisdiction, and certificates of Company's good standing and due qualification to do business, issued by appropriate officials in any states in which Company owns property subject to Security Documents.

                  (vi)  Documents  similar  to those  specified  in  subsections
         (a)(iv)(A) and (a)(v) of this section with respect to each Guarantor.

                  (vii) A favorable opinion of (A) Stubbs, Alderton & Markiles,LLP, counsel for the Credit Parties, substantially in the form set forth in Exhibit E-1, (B) Pillsbury Winthrop Shaw Pittman LLP, special New York counsel for the Credit Parties, substantially in the form set forth in Exhibit E-2, and (C) Hubert Taylor, special Alabama counsel for the Credit Parties, substantially in the form set forth in Exhibit E-3.

                  (viii) an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in each state in which such Property is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state, the perfection of the Liens created thereby, and such other matters as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent.

                  (ix) Certificates or binders evidencing the Credit Parties' insurance in effect on the date hereof.

                  (x) The environmental report prepared by Engelken & Associates, L.P., dated as of October, 2007, which is satisfactory to the Holders and their counsel in form and substance, including the satisfactory compliance with all applicable environmental laws and regulations.

                  (xi) Title reports or other title information concerning the Coal Properties owned by the Company and the other Credit Parties in form and substance satisfactory to Administrative Agent.

                  (xii) All Leases evidencing the Coal Properties shall have been filed of record in the appropriate jurisdictions in a manner satisfactory to the Administrative Agent (or the Administrative Agent shall be satisfied that adequate provision has been made to record such Leases on the Closing Date concurrent with the filing of the Mortgages), and all such Leases shall evidence good and defensible title owned by the Company and its Subsidiaries of at least 5,000,000 tons of Measured Reserves of Coal.

                  (xiii)  A  certificate   certifying  the  Material   Contracts
         (including all waivers, supplements or amendments thereto), in each case, in the form existing on the Closing Date.

                  (xiv) The Initial Engineering Report.

                  (xv) Copies, certified by the President of Company and the Holdco, of all of the Acquisition Documents, together with all amendments, modifications or waivers thereto in effect on the date of this Agreement.

                  (xvi) A solvency certificate of Company dated the Closing Date demonstrating that after giving effect to the consummation of the Note Documents and the Closing Date Transactions such Person is solvent.

         (b) INVESTMENT COMMITTEE APPROVAL. The Investment Committee of TCW shall have approved the purchase of the Notes.

         (c) COLLATERAL ACCOUNT. Company shall have established the Collateral Account set forth in Section 2.7 hereof, and upon the funding of the initial Loans, Holder shall deliver such funds to the Collateral Account.

         (d) DSRA. Company shall have executed the Debt Service Reserve Account Agreement and taken all reasonable steps to establish the Debt Service Reserve Account set forth in Section 2.4 hereof, and upon the funding of the initial Loans, Holder shall deliver such funds to the Debt Service Reserve Account (or, if the Debt Service Reserve Account has not yet been established on the Closing Date, the Company shall permit the Holders to hold a portion of the proceeds of the initial Loans in an account maintained by the Administrative Agent or one of its Affiliates until such Debt Service Reserve Account is established, whereupon such funds shall be transferred to the Debt Service Reserve Account).

         (e) ORGANIZATIONAL STRUCTURE. The organizational structure and capital structure of the Credit Parties shall be as set forth in Schedule 5, which Schedule and the documentation relating thereto shall be in form and substance satisfactory to Administrative Agent in its discretion.

         (f) INSURANCE CERTIFICATES. The Holders shall have received and approved certificates of insurance detailing the various coverages of the Company and evidencing that the Company is carrying insurance in accordance with
Section 7.8.

         (g) FINANCIAL STATEMENTS. The Holders shall have received, in form and substance satisfactory to it, the Initial Financial Statements.

         (h) PAYMENT OF EXPENSES. The Holders and their counsel shall have received all fees and other amounts due and payable on or prior to the Closing Date with respect to this Agreement, including, without limitation, fees and reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Company hereunder or under each mandate or expense letter executed by Company or any Affiliate thereof (and including, without limitation, an amount necessary to cover all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages for such Properties in the appropriate real estate records).

         (i) CAPITAL CONTRIBUTIONS. On or prior to the Closing Date, (i) Holdco shall have received capital proceeds from the issuance by the Parent of at least 4,000,000 common shares of its Equity Interests at fair market value (but, in no event shall such contribution be less than $12,000,000) and on terms and conditions otherwise satisfactory to Administrative Agent, and (ii) such proceeds shall have been transferred by Parent to Holdco as a capital contribution on terms and conditions satisfactory to Administrative Agent.

         (j) CLOSING DATE TRANSACTIONS. Administrative Agent shall have received a certificate of the president or chief financial officer of Company certifying that Company is concurrently consummating the Closing Date Transactions (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto). Company hereby acknowledges and agrees that (i) the consummation of the transactions contemplated under this Agreement and the Closing Date Transactions, including the making of the Loans, are intended to be simultaneous for all intents and purposes, and (ii) each

Company shall be deemed to have executed and delivered each Note Document as set forth in this Section 4.1, including each Security Document, immediately prior to or simultaneously with the making of the Loans hereunder. The Administrative Agent shall have received written consents (if required by any of the Parent's Indebtedness) or other evidence that the closing of the Closing Date Transactions doesn't violate or otherwise conflict with any of the agreements or instruments evidencing the Parent's Indebtedness.

         (k) COAL SALES CONTRACTS. On or prior to the Closing Date, Company shall have entered into Coal sales contracts through the Fiscal Year ending December 31, 2009 that are (a) with counterparties that are not Affiliates of the Company and that are otherwise reasonably acceptable to Administrative Agent, (b) provide for the purchase by such counterparties of an amount of Coal equal to a least 330,000 tons per year at a weighted average price of at least $60.00 per ton, and (c) are otherwise on terms satisfactory to the Administrative Agent in its sole discretion. In addition, the Company shall have delivered to the Administrative Agent the most current draft (or, if executed, an executed original) of its proposed Coal sales contract between the Company and Alabama Power Co., a division of Southern Companies or the Administrative Agent shall, in its sole discretion, be satisfied with the progress made in the negotiations with Alabama Power Co. of such contract.

         (l) DUE DILIGENCE. Administrative Agent and Holders shall have completed satisfactory due diligence review of the assets, liabilities, business, operations and condition (financial or otherwise) of the Credit Parties, including, a review of their relevant Coal Properties and all legal, financial, accounting, governmental, environmental, tax and regulatory matters, and fiduciary aspects relevant to the proposed financing.

         (m) RECORDING OF LEASES; GMO CONSENT. All Leases evidencing the Coal Properties shall have been filed of record in the appropriate jurisdictions in a manner satisfactory to the Administrative Agent (or the Administrative Agent shall be satisfied that adequate provision has been made to record such Leases on the Closing Date concurrent with the filing of the Mortgages), and all such Leases shall evidence good and defensible title owned by the Company and its Subsidiaries of at least 5,000,000 tons of Measured Reserves of Coal. In addition, the Company shall have obtained written consent from GMO Threshold Timber Courtland, LLC ("GMO") in form and substance satisfactory to the Holders regarding the Company's use of certain surface acreage owned by GMO.

         (n) EXISTING DEBT. Administrative Agent shall have received sufficient evidence satisfactory to it indicating that simultaneously with the making of the initial Loans hereunder, (i) the obligations of any Credit Party described on Section 2.5 of the Disclosure Schedule (including, without limitation, any obligations of any Credit Party in respect of guaranties and security agreements executed in connection with such obligations) shall have been repaid in full and all commitments thereunder have been terminated, and (ii) acceptable provisions have been made for the termination of the Liens securing the same.

         (o) OTHER DOCUMENTATION. Administrative Agent shall have received all documents and instruments which Administrative Agent has then reasonably requested, in addition to those described in this Section 4.1. All such additional documents and instruments shall be reasonably satisfactory to Administrative Agent in form, substance and date.

         Section 4.2. ADDITIONAL CONDITIONS PRECEDENT. No Holder has any obligation to make any Loan (including its first) unless the following conditions precedent have been satisfied:

         (a) All representations and warranties made by any Person in any Note Document shall be true in all respects on and as of the date of such Loan as if such representations and warranties had been made as of the date of such Loan, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Required Holders and Administrative Agent.

         (b) All representations and warranties made by any party to the Acquisition Documents shall be true in all respects as of the Closing Date.

         (c) No Default shall exist at the date of such Loan.

         (d) No Material Adverse Change shall have occurred to, and no event or circumstance shall have occurred that could reasonably be expected to cause a Material Adverse Change to, Company's Consolidated financial condition or businesses since the Closing Date.

         (e) Each Credit Party shall have performed and complied with all agreements and conditions required in the Note Documents to be performed or complied with by it on or prior to the date of such Loan.

         (f) The making of such Loan shall not be prohibited by any Law and shall not subject any Holder to any penalty or other onerous condition under or pursuant to any such Law.

         (g) Administrative Agent shall have received all documents and instruments which Administrative Agent has then requested, in addition to those described in Section 4.1 (including opinions of legal counsel for the Credit Parties and Administrative Agent; corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and
exemptions;   and   certificates  of  public   officials  and  of  officers  and
representatives of Company and other Persons), as to (i) the accuracy and validity of or compliance with all representations, warranties and covenants made by any Credit Party in this Agreement and the other Note Documents, (ii) the satisfaction of all conditions contained herein or therein, and (iii) all other matters pertaining hereto and thereto. All such additional documents and instruments shall be satisfactory to Administrative Agent in form, substance and date.

         Section 4.3. CONDITIONS PRECEDENT TO COMPANY'S OBLIGATIONS. The obligations of Company to issue the Notes under Section 2.1 of this Agreement are subject to the fulfillment on or before the Closing Date of each of the following conditions, the waiver of which shall not be effective against Holders if they do not consent thereto:

         (a) All representations and warranties made by any Holder in Article VI shall be true in all respects on and as of the date of such Loan as if such representations and warranties had been made as of the date of such Loan, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Required Holders and Administrative Agent.

         (b) There shall exist no action, suit, investigation, litigation or proceeding affecting any Holder, or any Affiliate of Holder or threatened before any court, governmental agency or arbitrator that purports to affect the legality, validity or enforceability of any Note Document delivered on the Closing Date or the consummation of the transactions contemplated thereby.

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF COMPANY

         To confirm each Holder's understanding concerning the Credit Parties and the Credit Parties' businesses, properties and obligations and to induce each Holder to enter into this Agreement and to extend credit hereunder, Company represents and warrants to Administrative Agent, each Holder, each Royalty Owner, and each Warrant Owner that:

         Section 5.1. NO DEFAULT. No Credit Party is in default in the performance of any of its covenants and agreements contained in any Note Document. To the knowledge of the Company, no Seller under the Acquisition Documents is in default of any of its obligations to Company under any Acquisition Document or in breach of any of its representations and warranties to Company thereunder. No event has occurred and is continuing which constitutes a Default.

         Section 5.2. ORGANIZATION AND GOOD STANDING. Each Credit Party is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each Credit Party is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary. Each Credit Party has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures desirable.

         Section 5.3. AUTHORIZATION. Each Credit Party has duly taken all action necessary to authorize the execution and delivery by it of the Note Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Company is duly authorized to borrow funds hereunder.

         Section 5.4. NO  CONFLICTS OR CONSENTS.  Except as set forth in Section
5.4 of the Disclosure Schedule, the execution and delivery by the various Credit Parties of the Note Documents to which each is a party, the performance by each of its obligations under such Note Documents, and the consummation of the transactions contemplated by the various Note Documents, do not and will not (a) conflict with any provision of (i) any Law, (ii) the organizational documents of any Credit Party, or (iii) any Material Contract, judgment, license, order or permit applicable to or binding upon any Credit Party, (b) result in the acceleration of any Indebtedness owed by any Credit Party, or (c) result in or require the creation of any Lien upon any assets or properties of any Credit Party except as expressly contemplated or permitted in the Note Documents. Except as expressly contemplated in the Note Documents or as set forth in
Section 5.4 of the Disclosure Schedule, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of any Note Document or to consummate any transactions contemplated by the Note Documents or the Acquisition Documents.

         Section 5.5. ENFORCEABLE OBLIGATIONS. This Agreement is, and the other Note Documents when duly executed and delivered will be, legal, valid and binding obligations of the Credit Parties and each of their respective Affiliates which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws of general application relating to the enforcement of creditors' rights and by general equitable principles (whether enforcement is sought by proceedings in equity or law).

         Section 5.6. INITIAL FINANCIAL STATEMENTS. Company has heretofore delivered to the Administrative Agent true, correct and complete copies of the Initial Financial Statements. The Initial Financial Statements fairly present the Consolidated financial condition, results of operations, and cash flows of the Persons reported on therein, in each case at the date thereof (in the case of interim financial statements, subject to normal year-end audit adjustments and lack of footnotes and other presentation items). The Initial Financial Statements were prepared in accordance with GAAP (except as approved by the auditing firm of accountants and only to the extent explicitly disclosed therein).

         Section 5.7. OTHER OBLIGATIONS AND RESTRICTIONS. No Credit Party has any outstanding Liabilities of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which are, in the aggregate, material to Company or material with respect to Company's Consolidated financial condition and not shown in the most recently delivered financial statements or disclosed in Section 5.7 of the Disclosure Schedule or which constitute Indebtedness and are otherwise permitted under Section 8.1. Except as shown in the Initial Financial Statements or disclosed in Section 5.7 of the Disclosure Schedule, no Credit Party is subject to or restricted by any franchise, contract, deed, charter restriction, or other instrument or restriction which could reasonably be expected to cause a Material Adverse Change.

         Section 5.8. FULL DISCLOSURE. No certificate, statement or other information delivered herewith or heretofore to Administrative Agent by or on behalf of Company or any of Company's Affiliates in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to Company or its Affiliates (other than industry-wide risks normally associated with the types of businesses conducted by the Credit Parties) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. No Material Adverse Change has occurred to Company's financial position, business operations, properties or prospects since the Closing Date. No Material Adverse Change has occurred since the date of the first Borrowing. There is no fact known to Company or its Affiliates (other than industry-wide risks normally associated with the types of businesses conducted by the Credit Parties) that has not been disclosed to Administrative Agent in writing which could reasonably be expected to cause a Material Adverse Change. Company has heretofore delivered to each Holder true, correct and complete copies of the Initial Engineering Report. There are no statements or conclusions in any Engineering Report which are based upon or include misleading information or fail to take into account material information regarding the matters reported therein, it being understood that each Engineering Report are necessarily based upon professional opinions, estimates and projections and that Company does not warrant that such opinions, estimates and projections will ultimately prove to have been accurate. Except for those contracts and agreement described in Section 5.8 of the Disclosure Schedule, the Credit Parties have no Material Contracts as of the Closing Date.

         Section 5.9. LITIGATION. Except as disclosed in the Initial Financial Statements or in Section 5.9 of the Disclosure Schedule: (a) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Credit Party threatened, against any Credit Party or affecting any Collateral (including any which challenge or otherwise pertain to any Credit Party's title to any Collateral) before any Governmental Authority which could cause a Material Adverse Change, and (b) there are no outstanding judgments, injunctions, writs, rulings or orders by any such
Governmental Authority against any Credit Party or any Credit Party's stockholders, partners, members, directors or officers or affecting any
Collateral or any of its material assets or property which could cause a Material Adverse Change.

         Section 5.10.  LABOR  DISPUTES AND ACTS OF GOD.  Except as disclosed in
Section 5.10 of the Disclosure Schedule, neither the business nor the properties of any Credit Party has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could cause a Material Adverse Change.

         Section 5.11. ERISA PLANS AND LIABILITIES. All currently existing ERISA Plans, if any, are listed in Section 5.11 of the Disclosure Schedule. Except as disclosed in the Initial Financial Statements or in Section 5.11 of the Disclosure Schedule, no Termination Event has occurred with respect to any ERISA Plan during the five-year period prior to the date on which this representation is made or deemed made with respect to any ERISA Plan, and all ERISA Plans are, and have been, maintained in compliance with the applicable provisions of ERISA and the Internal Revenue Code in all material respects. No ERISA Affiliate is required to contribute to, or has any other absolute or contingent liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA. Except as set forth in Section 5.11 of the Disclosure Schedule: (a) each ERISA Affiliate has made all required contributions to each ERISA Plan subject to
Section 412 of the Code, (b) no applicable for funding, waiver or extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any ERISA Plan, (c) during the five-year period prior to the date this representation is made or deemed made, there have been no excise tax imposed under Section 4971 of the Code, whether or not waived by the Secretary of the Treasury or his delegate, and (d) the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits by more than $500,000.

         Section  5.12.  ENVIRONMENTAL  AND OTHER LAWS.  Except as  disclosed in
Section 5.12 of the Disclosure Schedule: (a) the Credit Parties are conducting their businesses in material compliance with all applicable Laws, including Environmental Laws, and have and are in compliance with all licenses and permits required under any such Laws, except in each case where the failure to so comply could not reasonably be expected to result in a Material Adverse Change; (b) none of the operations or properties of any Credit Party is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any Hazardous Materials into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials, which release could reasonably be expected to result in a Material Adverse Change; (c) no Credit Party (and to the best knowledge of Company and its Affiliates, no other Person) has filed any notice under any Law indicating that any Credit Party is responsible for the improper release into the environment, or the improper storage or disposal, of any material amount of any Hazardous Materials or that any Hazardous Materials have been improperly released, or are improperly stored or disposed of, upon any Collateral, in each case which could reasonably be expected to result in a Material Adverse Change; (d) no Credit Party has transported or arranged for the transportation of any Hazardous Material to any location which is (i) listed on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, listed for possible inclusion on such National Priorities List by the Environmental Protection Agency in its Comprehensive Environmental Response, Compensation and Liability Information System List, or listed on any similar state list or (ii) the subject of federal, state or local enforcement actions or other investigations which may lead to claims against any Credit Party for clean-up costs, remedial work, damages to natural resources or for personal injury claims (whether under Environmental Laws or otherwise), other than ordinary course reclamation obligations; and (e) no Credit Party otherwise has any known material contingent liability under any Environmental Laws or in connection with the release into the environment, or the storage or disposal, of any Hazardous Materials, which liability could reasonably be expected to result in a Material Adverse Change. Each Credit Party undertook, at the time of its acquisition of each of its material properties, all appropriate inquiry into the previous ownership and uses of such properties and any potential environmental liabilities associated therewith.

         Section 5.13. INSURANCE. The Insurance Schedule contains an accurate and complete description of all material policies of property and casualty, liability, workmen's compensation and other forms of insurance owned or held by or on behalf of any Credit Party. Such policies constitute all policies of insurance required to be maintained under Section 7.8 hereof. All such policies are in full force and effect, all premiums due with respect thereto have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance in all material respects with all requirements of law and of all agreements to which any Credit Party is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Credit Parties; will remain in full force and effect through the respective dates set forth in the Insurance Schedule without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement and the other Note Documents.

         Section 5.14. NAMES AND PLACES OF BUSINESS. No Credit Party has, during the preceding five years, had, been known by, or used any other trade or fictitious name, except as disclosed in Section 5.14 of the Disclosure Schedule. Except as otherwise indicated in Section 5.14 of the Disclosure Schedule, the chief executive office and principal place of business of each Credit Party are (and for the preceding five years have been) located at the address of Company set out in Section 12.3. Except as indicated in Section 5.14 of the Disclosure Schedule or otherwise disclosed in writing to Administrative Agent, no Credit Party has any other office or place of business.

         Section 5.15. SUBSIDIARIES AND CAPITAL STRUCTURE.

         (a) Section 5.15 of the Disclosure Schedule (as supplemented from time to time by Company in written notices to Administrative Agent and Holders) sets forth a true, correct and complete description of (i) the Subsidiaries of Company and the ownership of such Subsidiaries' outstanding Equity Interests and
(ii) any other Equity Interests in any other Person that are owned by Company or any of its Subsidiaries. All of Company's Equity Interests in its Subsidiaries, and all other Equity Interests set forth in such section of the Disclosure Schedule, have been duly authorized and are validly issued, fully paid and non-assessable. Except for Liens under the Note Documents, Company and its Subsidiaries own such Subsidiaries and Equity Interests free and clear of any Liens and other restrictions (including any restrictions on the right to vote, sell or otherwise dispose of any such Equity Interest) and free and clear of any preemptive rights, rescission rights, or other rights to subscribe for or to purchase or repurchase any such Equity Interest.

         (b) Except as set forth in Section 5.15 of the Disclosure Schedule, there are (a) no outstanding Equity Interests issued by any Subsidiary of Company, (b) no outstanding securities of any such Subsidiary convertible into or exchangeable for Equity Interests in such Subsidiary, (c) no outstanding obligations of any Person to issue or sell any Equity Interests in such Subsidiary or any other securities of such Subsidiary convertible into or exchangeable for such Equity Interests, and (d) no outstanding obligations of Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire from other Persons any such Equity Interests, securities or obligations.

         (c) Except as set forth in Section 8.1 as permitted Indebtedness, Company does not have any obligation to repurchase, redeem or retire any of its issued and outstanding Equity Interests. Section 5.15 of the Disclosure Schedule (as supplemented from time to time by Company in written notices to
Administrative Agent and Holders) sets forth a true, correct and complete description of the issued and outstanding Equity Interests issued by Company and the ownership of such outstanding Equity Interests.

         Section 5.16. GOVERNMENT REGULATION. Neither Company nor any other Credit Party owing Obligations is (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) subject to regulation under the Federal Power Act, as amended, or any other Law which regulates the incurring by such Person of Indebtedness, including Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

         Section 5.17. SOLVENCY. Upon giving effect to the issuance of the Notes, the execution of the Note Documents by the parties thereto and the consummation of the transactions contemplated hereby and thereby, each Credit Party will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws), and the sum of each Credit Party's absolute and contingent liabilities, including the Obligations or guarantees thereof, shall not exceed the fair market value of such Credit

Party's assets, and (ii) each Credit Party's capital should be adequate for the businesses in which such Credit Party is engaged and intends to be engaged. No Credit Party has incurred (whether under the Note Documents or otherwise), nor does any Credit Party intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

         Section 5.18. TITLE TO PROPERTIES; LICENSES. Each Credit Party has good and defensible title to, or valid leasehold interests in, all of the Collateral owned or leased by such Credit Party and all of its other material properties and assets necessary or used in the ordinary conduct of its business, free and clear of all Liens, encumbrances, or adverse claims other than Permitted Liens and of all impediments to the use of such properties and assets in such Credit Party's business. The ORRI will be conveyed to each Royalty Owner by Company, free and clear of any Lien other than the Permitted Liens. Upon delivery of each Engineering Report furnished to the Holders pursuant to Sections 7.2(i), the statements made in the preceding sentences of this section and in Section 5.8 shall be true with respect to such Engineering Report and each Credit Party with properties listed therein. Each Credit Party possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary and sufficient to carry out its business as presently conducted and as presently proposed to be conducted hereafter, and no Credit Party is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property. No Credit Party has granted control over any Deposit Accounts to any Person, other than Administrative Agent and the bank with which any Deposit Account is maintained. No Credit Party has any "securities accounts" as defined and described in the UCC. Schedule 5.18 lists substantially and in all material respects (a) each interest in Real Property owned by any Company as of the date hereof and describes the type of interest therein held by such Company, (b) each Real Property leased, subleased or otherwise occupied or utilized by any Company, as lessee, sublessee, franchisee or licensee, as of the date hereof and describes the type of interest therein held by such Company, whether such lease or sublease is a Mining Lease or Prep Plant Lease, and (c) lists all locations at which any Company has any Collateral on consignment and the name and contact information of each consignee.

         Section 5.19. REGULATION U. None of Company and its Subsidiaries are engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loans will be used for a purpose which violates Regulation U.

         Section 5.20. LEASES AND CONTRACTS; PERFORMANCE OF OBLIGATIONS. The leases, deeds, and other agreements forming a part of the Coal Properties of the Credit Parties to which Demonstrated Reserves are attributed in each Engineering Report are in full force and effect. All rents, royalties and other payments due and payable under such leases, deeds, and other agreements have been properly and timely paid other than to the extent such could not reasonably be expected to cause the loss or forfeiture of any such Demonstrated Reserves. No Credit Party is in default with respect to its obligations (and no Credit Party is aware of any default by any third party with respect to such third party's obligations) under any such leases, deeds, and other agreements, or under any Permitted Liens, or otherwise attendant to the ownership or operation of any part of the Coal Properties, where such default could have a material adverse affect on the ownership or operation of any Coal Properties to which any such Demonstrated Reserves are attributed. Except for minimum advance royalty payments on the Leases incurred in the ordinary course of business, no Credit Party is currently accounting for any royalties, or overriding royalties or other payments out of production, on a basis (other than delivery in kind) less favorable to such Credit Party than proceeds received by such Credit Party (calculated at the Mine) from sale of production, and no Credit Party has any liability (or alleged liability) to account for the same on any such less favorable basis.

         Section 5.21.  MARKETING  ARRANGEMENTS.  Except as set forth in Section
5.21 of the Disclosure Schedule, no Coal Property is subject to any contractual or other arrangement (i) whereby payment for production is or can be deferred for a substantial period after the month in which such production is delivered (in the case of Coal, not in excess of 30 days) or (ii) whereby payments are made to a Credit Party other than by checks, drafts, wire transfers, or other similar writings, instruments or communications for the immediate payment of money. Except for production sales contracts, processing agreements, transportation agreements and other agreements relating to the marketing of production that are listed in Section 5.21 of the Disclosure Schedule in connection with the Coal Properties to which such contract or agreement relates:
(i) no Coal Property of a Credit Party is subject to any contractual or other arrangement for the sale, processing or transportation of production (or otherwise related to the marketing of production) which cannot be canceled by such Credit Party on 120 days' (or less) notice and (ii) all contractual or other arrangements for the sale, processing or transportation of production (or otherwise related to the marketing of production) are bona fide arm's length transactions made on the best terms reasonably available with third parties not affiliated with Company. Each Credit Party is presently receiving a price for all production from (or attributable to) each Coal Property covered by a production sales contract or marketing contract listed in Section 5.21 of the Disclosure Schedule that is computed in accordance with the terms of such contract, and no Credit Party is having deliveries of production from such Coal Property curtailed substantially below such property's delivery capacity, except for curtailments caused (a) by an act or event of force majeure not reasonably within the control of and not caused by the fault or negligence of a Credit Party and which by the exercise of reasonable diligence such Credit Party is unable to prevent or overcome, and (b) by routine maintenance requirements in the ordinary course of business.

         Section 5.22. RIGHT TO RECEIVE PAYMENT FOR FUTURE PRODUCTION. Except as set forth in Section 5.22 of the Disclosure Schedule, no Credit Party, nor any Credit Party's predecessors in title, has received prepayments (including payments for Coal not taken pursuant to "take or pay" or other similar arrangements) for any Coal or other hydrocarbons produced or to be produced from any Coal Properties after the date hereof.

         Section 5.23. OPERATION OF COAL PROPERTIES. The Coal Properties (and all properties unitized therewith) are being (and, to the extent the same could materially and adversely affect the ownership or operation of the Coal Properties after the date hereof, have in the past been) maintained, operated and developed in a good and workmanlike manner, in accordance with prudent industry standards and in conformity with all applicable Laws and in conformity with all mineral leases and other contracts and agreements forming a part of the Coal Property and in conformity with the Permitted Liens. Each Credit Party has all governmental licenses and permits necessary or appropriate to own and operate its Coal Property, and no Credit Party has received notice of any violations in respect of any such licenses or permits.

         Section 5.24. AD VALOREM AND SEVERANCE TAXES; LITIGATION. Each Credit Party has paid and discharged all ad valorem taxes assessed against its Coal
Property or any part thereof and all production, severance and other taxes assessed against, or measured by, the production or the value, or proceeds, of the production therefrom. Except as disclosed in Section 5.24 of the Disclosure Schedule, there are no suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to any Credit Party's knowledge, threatened) which might affect the Coal Property, including any which challenge or otherwise pertain to any Credit Party's title to any Coal Property or rights to Mine Coal therefrom.

         Section 5.25. COAL ACT; BLACK LUNG ACT. Each Credit Party and each of its "related persons" (as defined in the Coal Act) are in compliance in all material respects with the Coal Act and no Credit Party or any of its related persons has any liability under the Coal Act except with respect to premiums or other payments required thereunder which have been paid when due and except to the extent that the liability thereunder would not reasonably be expected to have a Material Adverse Change. Each Credit Party is in compliance in all material respects with the Black Lung Act, and no Credit Party has any liability under the Black Lung Act except with respect to premiums or other payments required thereunder which have been paid when due and except to the extent that the liability thereunder would not reasonably be expected to have a Material Adverse Change.

         Section 5.26. ACQUISITION. Company has concurrently herewith delivered to Administrative Agent true, correct and complete copies of the Acquisition Documents, which have been executed and delivered in the forms previously delivered to the Holders for their review (in each case, as appropriately completed). Company has not waived or amended any term or condition thereof. As of the Closing Date, each of the representations and warranties made by any party in the Acquisition Documents is true and correct in all material respects, except for any such representation or warranty that expressly applies only to a specified earlier date, in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date; and neither Company nor any other party thereto has failed in any respect to perform any obligation or covenant required by the Acquisition Documents to be performed or complied with by it on or before the Closing Date. The Acquisition will have been consummated on or prior to the Closing Date in compliance with the terms and conditions thereof and all conditions precedent to such consummation will be fully satisfied.

         Section 5.27. EMPLOYMENT AGREEMENTS. Section 5.27 of the Disclosure Schedule sets forth a true, correct and complete list of all employment contracts or agreements, agency, independent contractor and sales representative agreements, golden parachute agreements, change of control agreements and employee-related non-competition and non-solicitation agreements, in each case to which any Credit Party is a party. The Credit Parties have previously delivered true, correct and complete copies of all such agreements, including all amendments thereto. Each such agreement is in writing, is a valid and binding agreement enforceable against the respective parties thereto in accordance with its terms, and no Credit Party nor any other Person that is a party to any such agreement is in breach of, or in default with respect to, any of its obligations thereunder, nor is any Credit Party aware of any facts or circumstances which might give rise to any breach or default thereunder which could reasonably be expected to have a Material Adverse Change.

         Section 5.28. INSIDER INTERESTS. Except as disclosed on Section 5.28 of the Disclosure Schedule, no shareholder, director, officer, or employee of Company or any Subsidiary or any associate of any such shareholder, director, officer, or employee is presently, directly or indirectly, a party to any transaction with Parent or any Subsidiary, including any agreement, arrangement, or understanding, written or oral, providing for the employment of, furnishing of services by, rental of real or personal property from, or otherwise requiring payments to any such shareholder, director, officer, employee, or associate. For purposes of this Section only, an "associate" of any shareholder, director, officer, or employee means any member of the immediate family of such shareholder, director, officer, or employee or any corporation, partnership, trust, or other entity in which such shareholder, director, officer, or employee has a substantial ownership or beneficial interest (other than an interest in a public corporation which does not exceed three percent of its outstanding securities) or is a director, officer, partner, or trustee or person holding a similar position.

ARTICLE VI - REPRESENTATIONS AND WARRANTIES OF HOLDERS

         Each of the Holders hereby, represents, warrants and covenants to Company as follows:

         Section 6.1. ORGANIZATION OF HOLDERS. Each of the Holders has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of organization. Each of the Holders has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

         Section 6.2. AUTHORITY OF HOLDERS. The execution and delivery by each of the Holders of this Agreement, and the performance of its obligations hereunder, have been duly and validly authorized by all necessary actions of such Holder. This Agreement and all other Closing Documents executed by each of the Holders have been duly and validly executed and delivered by such Holder and constitute the legal, valid and binding obligations of such Holder, enforceable against such Holder, in accordance with their terms, except to the extent such enforceability (a) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and (b) is subject to general principles of equity.

         Section  6.3.   COMPLIANCE  WITH  LAWS  AND  OTHER   INSTRUMENTS.   The
consummation of the transactions contemplated by this Agreement and the execution, delivery and performance of the terms and provisions of the Closing Documents to which each of the Holders is a party will not (i) contravene, result in any breach of, or constitute a default under, any charter or bylaws or other organizational documents of such Holder, or any material agreement or instrument to which such Holder is a party, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order of any court, arbitrator or Governmental Authority applicable to such Holder, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Holder.

         Section 6.4. ACQUISITION FOR HOLDER'S ACCOUNT. Each of the Holders is acquiring and will acquire the Notes for its own account, with no present intention of distributing or reselling such Notes or any part thereof in violation of applicable securities laws.

         Section 6.5. NOTES NOT REGISTERED. Each of the Holders acknowledges that its Notes have not been, and when issued will not be, registered under the Securities Act or the securities laws of any state in the United States or any other jurisdiction and may not be offered or sold by such Holder unless subsequently registered under the Securities Act (if applicable to the transaction) and any other securities laws or unless exemptions from the registration or other requirements of the Securities Act and any other securities laws are available for the transaction.

         Section 6.6. ACCREDITED INVESTOR. Each of the Holders represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect, or a Qualified Institutional Buyer (as defined in Rule 144A promulgated under the Securities Act, as presently in effect).

         Section 6.7. NON-RECOURSE TO PARENT. Each of the Holders acknowledges that it has been advised that each of the Credit Parties is an Unrestricted Subsidiary, and each of the Holders acknowledges and agrees with respect to the Notes, that such Holder will not have any recourse to the stock or property or assets of Parent or any of its Restricted Subsidiaries.

ARTICLE VII - AFFIRMATIVE COVENANTS

         To conform with the terms and conditions under which each Holder is willing to have credit outstanding to Company, and to induce each Holder to enter into this Agreement and extend credit hereunder, Company warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Required Holders have previously agreed otherwise:

         Section 7.1. PAYMENT AND PERFORMANCE. Each Credit Party will pay all amounts due under the Note Documents, to which it is a party, in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition set forth in the Note Documents to which it is a party. Company will cause each of its Affiliates to observe, perform and comply with every such term, covenant and condition in any Note Document.

         Section 7.2. BOOKS, FINANCIAL STATEMENTS AND REPORTS. Each Credit Party will at all times maintain full and accurate books of account and records. Company will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year, and will furnish the following statements and reports to each Holder Party at Company's expense:

         (a) As soon as available, and in any event within 105 days after the end of each Fiscal Year, complete Consolidated and consolidating financial statements of the Parent (and the corresponding Consolidated and consolidating financial statements of the Company) together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with, in the case of the Company's financial statements only, an unqualified opinion, based on an audit using generally accepted auditing standards, by an independent certified public accounting firm stating that such Consolidated financial statements have been so prepared. These financial statements shall contain a Consolidated and consolidating balance sheet as of the end of such Fiscal Year and Consolidated and consolidating statements of earnings, of cash flows, and of changes in owners' equity for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, concurrent with the delivery of such financial statements, Company will furnish a report signed by such accountants (i) containing calculations showing compliance (or non-compliance) at the end of such Fiscal Year with the requirements of Sections
8.11 through 8.15, and (ii) further stating that in making their examination and reporting on the Consolidated financial statements described above they did not conclude that any Default existed at the end of such Fiscal Year or at the time of their report, or, if they did conclude that a Default existed, specifying its nature and period of existence.

         (b) As soon as available, and in any event within 50 days after the end of each Fiscal Quarter, Company's unaudited Consolidated and consolidating balance sheet as of the end of such Fiscal Quarter and unaudited Consolidated and consolidating statements of Company's earnings and cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments and lack of footnotes and other presentation items, which shall provide comparisons to budget and actual results for the correspondence period during the prior Fiscal Year, both on a quarterly and year-to-date basis. In addition, Company will, together with each such set of financial statements and each set of financial statements furnished under subsection (a) of this section, furnish a certificate in the form of Exhibit D signed by the chief financial officer of Company stating that such financial statements fairly present the Consolidated financial condition, results of operations, and cash flows of the Persons reported on therein, in each case at the date thereof (in the case of interim financial statements, subject to normal year-end audit adjustments and lack of footnotes and other presentation items), stating that he has reviewed the Note Documents, containing calculations showing compliance (or non-compliance) at the end of such Fiscal Quarter with the requirements of Sections 8.11 through 8.15 and stating that no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.

         (c) As soon as available, and in any event within thirty (30) days after the end of each Fiscal Month, Company's unaudited Consolidated balance sheet and the unaudited Consolidated statements of earnings and cash flows for such Fiscal Month, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments and lack of footnotes and other presentation items. In addition, Company will furnish a certificate in the form of Exhibit D signed by the chief financial officer of Company stating that, such financial statements fairly present the Consolidated financial condition, results of operations, and cash flows of the Persons reported on therein, in each case at the date thereof (in the case of interim financial statements, subject to normal year-end audit adjustments and lack of footnotes and other presentation items), stating that he has reviewed the Note Documents and no Default exists at the end of such Fiscal Month or at the time of such certificate or specifying the nature and period of existence of any such Default

         (d) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by any Credit Party to its equity holders and all registration statements, periodic reports and other statements and schedules filed by any Credit Party with any securities exchange, the Securities and Exchange Commission or any similar Governmental Authority.

         (e) As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, a business and financial plan, together with a capital expenditure schedule, for the Credit Parties (in form reasonably satisfactory to Administrative Agent), prepared by a senior financial officer of Company, setting forth for the first year thereof, quarterly financial projections and budgets, and thereafter yearly financial projections and budgets during the period from the Closing Date through the Maturity Date.

         (f) Concurrently with the annual renewal of the Credit Parties' insurance policies, Company shall, if requested by Administrative Agent in writing, cause a certificate satisfactory to Administrative Agent to be delivered to the Administrative Agent certifying that the Credit Parties' insurance for the next succeeding year after such renewal (or for such longer period for which such insurance is in effect) complies with the provisions of this Agreement and the Security Documents.

         (g) as soon as available  and in any event no later than the  thirtieth
(30th) day after the end of each month, monthly operating reports of the Credit Parties which shall include (i) a description by field of the gross quantities of Coal produced from the Eligible Mortgaged Properties during such month, and
(ii) a report on the amount of Coal sales occurring during such month;

         (h) On each Quarterly Payment Date, a consolidated report in detail acceptable to Administrative Agent containing:

                  (i) a detailed calculation of ANCF for the preceding ANCF Quarter including a detailed aging of each Credit Party's accounts receivable and payable;

                  (ii) a discussion of any current operating problems with respect to any of the mining operations and any proposed solutions;

                  (iii) any technical studies conducted during the reporting period of performance; and

                  (iv) a projection of Capital Expenditures for the next ANCF Quarter and if any of such Capital Expenditures are not ANCF Capital Expenditures, the sources of capital thereof.

         (i) Within 90 days after each Fiscal Year end, an annual Engineering Report as of December 31 of each year, which shall be generated by the Independent Engineer and shall satisfy the requirements of the definition of "Engineering Report".

         (j) Upon request by Administrative Agent, a list, by name and address, of those Persons who have purchased production during a Fiscal Quarter from the Eligible Mortgaged Properties, in form and substance satisfactory to Administrative Agent.

         Section 7.3. OTHER INFORMATION AND INSPECTIONS. Each Credit Party will furnish to each Holder any information which Administrative Agent may from time to time reasonably request concerning any provision of the Note Documents, any Collateral, or any matter in connection with the Credit Parties' businesses, properties, prospects, financial condition and operations, including all


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


evidence which Administrative Agent from time to time reasonably requests in writing as to the accuracy and validity of or compliance with all representations, warranties and covenants made by any Credit Party in the Note Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto. Each Credit Party will permit representatives appointed by Administrative Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to, upon reasonable prior notice, visit and inspect during normal business hours any of such Credit Party's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Credit Party shall permit Administrative Agent or its representatives to investigate and verify the accuracy of the information furnished to Administrative Agent or any Holder in connection with the Note Documents and to discuss all such matters with its officers, employees and representatives.

         Section 7.4. NOTICE OF MATERIAL EVENTS AND CHANGE OF ADDRESS. Company will promptly notify each Holder Party in writing, stating that such notice is being given pursuant to this Agreement, of:

         (a) occurrence of any Material Adverse Change,

         (b) the occurrence of any Default,

         (c) the acceleration of the maturity of any Indebtedness owed by any Credit Party or of any default by any Credit Party under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such acceleration or default could cause a Material Adverse Change,

         (d) the occurrence of any Termination Event,

         (e) any claim of $100,000 or more, any notice of potential liability under any Environmental Laws which might exceed such amount, or any other material adverse claim asserted against any Credit Party or with respect to any Credit Party's properties, and

         (f) the filing of any suit or proceeding against any Credit Party in which an adverse decision could cause a Material Adverse Change.

Upon the occurrence of any of the foregoing the Credit Parties will take all necessary or appropriate steps to remedy promptly any such Material Adverse Change, Default, acceleration, default or Termination Event, to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing. Company will also notify Administrative Agent and Administrative Agent's counsel in writing at least twenty Business Days prior to the date that any Credit Party changes its name or the location of its chief executive office or its location under the Uniform Commercial Code.

         Section 7.5. MAINTENANCE OF PROPERTIES. Each Credit Party will maintain, preserve, protect, and keep all Collateral and all other property used or useful in the conduct of its business in good condition (normal wear and tear excepted) and in accordance with prudent industry standards, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be conducted at all times consistent with prudent industry practices. All Collateral is, and will remain, located on the premises subject to a Mortgage, except for that portion thereof which is or shall be located elsewhere (including that usually located on such premises but temporarily located elsewhere) in the course of the normal operation of the Properties. Each Credit Party will maintain, good and defensible title to the fee interests in real property and the Coal leasehold interests comprising the Collateral, free and clear of all Liens, except for Permitted Liens. Company will obtain and pay for the services of all engineering and professional staff and other Persons needed to prudently execute the Approved Plan of Development.

         Section 7.6. MAINTENANCE OF EXISTENCE AND QUALIFICATIONS. Each Credit Party will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify could not reasonably be expected to cause a Material Adverse Change.

         Section 7.7. PAYMENT OF TRADE LIABILITIES, TAXES, ETC. Each Credit Party will (a) timely file all required tax returns including any extensions;
(b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property before the same become delinquent; (c) within ninety (90) days past the original invoice billing date therefor, or, if earlier, when due in accordance with its terms, pay all Liabilities owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (d) pay and discharge when due all other Liabilities now or hereafter owed by it, other than royalty payments suspended in the ordinary course of business; and (e) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. Each Credit Party may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof by appropriate proceedings, if necessary, and has set aside on its books adequate reserves therefore which are required by GAAP.

         Section 7.8. INSURANCE. Company will, and will cause each of its Subsidiaries to, maintain insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, and hazard insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated, and, in any event in amount, adequacy and scope as required by the Insurance Schedule and reasonably satisfactory to Administrative Agent and Required Holders. If Company or any of its Subsidiaries fails to maintain such insurance, Administrative Agent or any Holder may arrange for such insurance, but at Company's expense and without any responsibility on the part of Administrative Agent or any Holder for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent shall have the sole right, in the name of the Holders, Company and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

         Section 7.9. PERFORMANCE ON COMPANY'S BEHALF. If any Credit Party fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Note Document, Administrative Agent may pay the same. Company shall immediately reimburse Administrative Agent for any such payments and each amount paid by Administrative Agent shall constitute an Obligation owed hereunder which is due and payable on the date such amount is paid by Administrative Agent.

         Section 7.10. INTEREST. Company hereby promises to each Holder Party to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any Holder) which Company has in this Agreement promised to pay to such Holder Party and which are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

         Section 7.11. COMPLIANCE WITH AGREEMENTS AND LAW. Each Credit Party will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. Furthermore, each Credit Party shall take all commercially reasonably efforts to ensure that all of its tenants, subtenants, contractors, subcontractors and invitees comply in all material respects with all applicable Mining Laws, and obtain, comply in all material respects with and maintain any and all Mining Permits, applicable to any of them. Each Credit Party shall conduct and complete all investigations, studies, sampling and testing, and all remedial, removal or other actions, in each case required under applicable Mining Laws and promptly comply in all material respects with all lawful orders and directives of all Government Authorities regarding applicable Mining Laws. Each Credit Party will conduct its business and affairs in material compliance with all other Laws applicable thereto. Each Credit Party will cause all licenses and permits necessary or appropriate for the conduct of its business and the ownership and operation of its property used and useful in the conduct of its business to be at all times maintained in good standing and in full force and effect.

         Section 7.12. BOARD POSITION. Holdco shall cause one of the Board of Directors positions of the Company to at all times be held by a representative of TCW Asset Management Company selected by the Required Holders (unless Holdco is notified in writing that TCW Asset Management Company is giving up its right to maintain at least one director on the Company's board of directors).

         Section 7.13. SEPARATENESS COVENANTS.

         (a) No Credit Party will commingle its assets with those of any other Person.

         (b) Each Credit Party will conduct its business separately and in its own name from any direct or ultimate parent of such Person.

         (c) Each Credit Party will maintain separate accounts, financial statements, books and records from those of any other Person.

         (d) Except as expressly permitted under Section 8.9, each Credit Party will maintain an "arm's-length" relationship with its Affiliates.

         (e) No Credit Party will guarantee or become obligated for the debts of any other Person and will not hold out its credit as being available to satisfy the obligations of others.

         (f) Each Credit Party will use separate stationery, invoices and checks and will hold itself out as a separate and distinct entity from any other Person.

         (g) Each Credit Party will observe all normal corporate formalities.

         (h) Each Credit Party will fairly and reasonably allocate overhead for shared office space, if any.

         (i) Except as expressly permitted under this Agreement, no Credit Party will pledge its assets for the benefit of any other Person or make any loans or advances to any Person.

         (j) Each Credit Party will correct any known misunderstanding regarding its separate identity.

         (k) Each Credit Party will maintain adequate capital in light of its contemplated business operations.

         (l) Each Credit Party will maintain a sufficient number of employees in light of the contemplated business operations or will contractually provide for the provision of services to perform such business operations.

         Section 7.14. ENVIRONMENTAL MATTERS; ENVIRONMENTAL REVIEWS.

         (a) Each Credit Party will comply in all material respects with all Environmental Laws now or hereafter applicable to such Credit Party, as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters, and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect. No Credit Party will do anything or permit anything to be done which will subject any of its properties to any remedial obligations (other than reclamation activities conducted in the ordinary course of business and performed in compliance with all applicable laws, including, without limitation, Environmental Laws) under, or result in noncompliance with applicable permits and licenses issued under, any applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances. Upon Administrative Agent's reasonable request, at any time and from time to time, Company will provide at its own expense an environmental inspection of any of the Credit Parties' material real properties and audit of their environmental compliance procedures and practices, in each case from an engineering or consulting firm approved by Administrative Agent.

         (b) Company will promptly furnish to Administrative Agent all written notices of violation, orders (including, without limitation, stop work orders and notices of cessation of operations), claims, citations, complaints, penalty


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


assessments, suits or other proceedings received by any Credit Party, or of which Company otherwise has notice, pending or threatened against any Credit Party by any Governmental Authority with respect to any alleged material violation of or material non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with any Credit Party's ownership or use of its properties or the operation of its business.

         (c) Company will promptly furnish to Administrative Agent all requests for information, notices of claim, demand letters, and other notifications, received by Company in connection with any Credit Party's ownership or use of its properties or the conduct of its business, relating to potential responsibility with respect to any investigation or clean-up of Hazardous Material at any location.

         Section 7.15. EVIDENCE OF COMPLIANCE. Each Credit Party will furnish to each Holder at such Credit Party's or Company's expense all evidence which Administrative Agent from time to time reasonably requests in writing as to the accuracy and validity of or compliance with all representations, warranties and covenants made by any Credit Party in the Note Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.

         Section 7.16. BANK ACCOUNTS; OFFSET. To secure the repayment of the Obligations Company hereby grants to each Holder a security interest, a lien, and a right of offset, each of which shall be in addition to all other interests, liens, and rights of any Holder at common Law, under the Note Documents, or otherwise, and each of which shall be upon and against (a) any and all moneys, securities or other property (and the proceeds therefrom) of such Person now or hereafter held or received by or in transit to any Holder from or for the account of such Person, whether for safekeeping, custody, pledge, transmission, collection or otherwise, (b) any and all deposits (general or special, time or demand, provisional or final) of such Person with any Holder, and (c) any other credits and claims of such Person at any time existing against any Holder, including claims under certificates of deposit. At any time and from time to time after the occurrence and during the continuance of any Default, each Holder is hereby authorized to foreclose upon, or to offset against the Obligations then due and payable (in either case without notice to Company), any and all items hereinabove referred to. The remedies of foreclosure and offset are separate and cumulative, and either may be exercised independently of the other without regard to procedures or restrictions applicable to the other. The Company shall maintain the Collateral Account as its primary operating account and Company and its Subsidiaries shall not have any other bank accounts, deposit accounts, investment accounts or other similar accounts unless the Administrative Agent shall have a first priority, perfected security interest in such accounts on terms reasonably acceptable to the Administrative Agent; PROVIDED that, the Company shall be permitted to keep its existing bank accounts described in Section 7.16 of the Disclosure Schedule to remain open for the three-month period following the Closing Date even though the Administrative Agent shall not have a first priority, perfected Lien in such accounts so long as the Company shall, during such period, cause all amounts contained in such accounts to be wire transferred on a daily basis to the Collateral Account (it being understood, however, that at the end of such three-month period such existing accounts shall either be closed or the Administrative Agent shall have obtained a first priority, perfected Lien in such accounts).


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


         Section 7.17. GUARANTIES OF SUBSIDIARIES. Each Subsidiary of Company now existing or created, acquired or coming into existence after the date hereof shall, promptly upon request by Administrative Agent, execute and deliver to Administrative Agent an absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Company hereunder, which guaranty shall be reasonably satisfactory to Administrative Agent in form and substance. Each Subsidiary of Company existing on the date hereof, if any, shall duly execute and deliver such a guaranty prior to the making of any Loan hereunder. Company will cause each of its Subsidiaries to deliver to Administrative Agent, simultaneously with its delivery of such a guaranty, written evidence satisfactory to Administrative Agent and its counsel that such Subsidiary has taken all company action necessary to duly approve and authorize its execution, delivery and performance of such guaranty and any other documents which it is required to execute.

         Section 7.18. AGREEMENT TO DELIVER SECURITY DOCUMENTS. Company agrees to deliver and to cause each other Credit Party to deliver, to further secure the Obligations whenever requested by Administrative Agent in its discretion, deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other Security Documents in form and substance satisfactory to Administrative Agent for the purpose of granting, confirming, and perfecting first and prior liens or security interests (subject to any Permitted Liens) in any real or personal property now owned or hereafter acquired by any Credit Party. Company also agrees to deliver, whenever requested by Administrative Agent in its discretion, favorable title opinions from legal counsel or other title evidence, in each case acceptable to Administrative Agent with respect to any Credit Party's properties and interests designated by Administrative Agent, based upon abstract or record examinations to dates acceptable to Administrative Agent and (a) stating or evidencing that such Credit Party has good and defensible title to such properties and interests, free and clear of all Liens other than Permitted Liens, (b) confirming that such properties and interests are subject to Security Documents securing the Obligations that constitute and create legal, valid and duly perfected first deed of trust or mortgage liens in such properties and interests and first priority assignments of and security interests in the Coal attributable to such properties and interests and the proceeds thereof, and (c) covering such other matters as Administrative Agent may request. Company agrees to deliver, and to cause each other Credit Party to deliver, duly executed control agreements from each institution holding any Credit Party's Deposit Accounts pursuant to which such institution recognizes Administrative Agent's Lien in such Deposit Accounts and, upon the occurrence and during the continuance of an Event of Default, agrees to transfer collected balances in all such Deposit Accounts to Administrative Agent pursuant to its instructions from time to time; provided that no such control agreement shall be required with respect to Deposit Accounts that are designated solely as payroll funding accounts.

         Section 7.19. PRODUCTION PROCEEDS. Notwithstanding that, by the terms of the various Security Documents, the Credit Parties are and will be assigning to Administrative Agent and Holders all of the "Production Proceeds" (as defined therein) accruing to the property covered thereby, so long as no Event of Default has occurred and is continuing the Credit Parties may continue to receive from the Holders of production all such Production Proceeds, subject, however, to the Liens created under the Security Documents, which Liens are hereby affirmed and ratified. Upon the occurrence and continuance of an Event of Default, Administrative Agent and Holders may exercise all rights and remedies granted under the Security Documents, including the right to obtain possession of all production proceeds then held by the Credit Parties or to receive directly from the Holders of production all other Production Proceeds. In no case shall any failure, whether purposed or inadvertent, by Administrative Agent or Holders to collect directly any such Production Proceeds constitute in any way a waiver, remission or release of any of their rights under the Security Documents, nor shall any release of any Production Proceeds by Administrative Agent or Holders to any Credit Party constitute a waiver, remission, or release of any other Production Proceeds or of any rights of Administrative Agent or Holders to collect other Production Proceeds thereafter.

         Section 7.20. LEASES AND CONTRACTS; PERFORMANCE OF OBLIGATIONS; COAL SALES CONTRACTS. Each Credit Party will maintain in full force and effect all Leases, Mining Leases, Prep Plant Leases, other oil, gas, Coal and other mineral leases, contracts, servitudes and other agreements forming a part of any Coal Property, to the extent the same cover or otherwise relate to such Coal
Property, and each Credit Party will timely perform all of its obligations thereunder. Each Credit Party will properly and timely pay all rents, royalties and other payments due and payable under any such leases, contracts, servitudes and other agreements related to the Coal Properties of the Credit Parties, or under the Permitted Liens, or otherwise attendant to its ownership or operation of any Coal Property. Each Credit Party will promptly notify Administrative Agent of any claim (or any conclusion by such Credit Party) that such Credit Party is obligated to account for any royalties, or overriding royalties or other payments out of production, on a basis (other than delivery in kind) less favorable to such Credit Party than proceeds received by such Credit Party
(calculated at the Mine) from sale of production. The Credit Parties shall maintain in effect for their full term (and will not sell, assign, transfer or novate) the Coal sales contracts that are required as a condition to the initial closing hereunder pursuant to Section 4.1(l).

         Section 7.21. APPROVED PLAN OF DEVELOPMENT; PROJECT AREA. Company will timely develop the Coal Properties, and make capital expenditures on the Coal Properties, in accordance with the Approved Plan of Development. All interests of any kind (including all interests or rights described in the definition of Coal Properties) in the Project Area directly or indirectly owned or acquired by the Affiliates or equity holders of Company shall be transferred to and owned by Company and no Affiliate or equity holder of Company shall own or acquire any interest of any kind in the Project Area (including any interests or rights described in the definition of Coal Properties).

         Section 7.22. UPDATES OF MORTGAGE AND ORRI CONVEYANCE. Until the Loans have been paid in full, Company will, as it acquires new Coal Properties, promptly amend and supplement the Security Documents and, to the extent applicable, the ORRI Conveyance to make such new Coal Properties subject thereto (or, at any Royalty Owner's election, Company will deliver a new ORRI Conveyance conveying an overriding royalty interest in and to such Coal Properties in the form of the ORRI Conveyance executed and delivered to Royalty Owner on the Closing Date). Additionally, if the Royalty Owner is required, for any reason, to reconvey all or any portion of the ORRI evidenced by the ORRI Conveyance or the ORRI shall become void or otherwise impaired, the Company shall execute an agreement with, or in favor of, the Royalty Owner giving the Royalty Owner the same economic benefits that it would have received pursuant to the affected ORRI, and otherwise in form and substance reasonably satisfactory to the Royalty Owner.

ARTICLE VIII - NEGATIVE COVENANTS

         To conform with the terms and conditions under which each Holder is willing to have credit outstanding to Company, and to induce each Holder to enter into this Agreement and make the Loans, Company warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Required Holders have previously agreed otherwise:

         Section 8.1. INDEBTEDNESS. No Credit Party will in any manner owe or be liable for Indebtedness except:

         (a) the Obligations.

         (b) unsecured intercompany Indebtedness arising in the ordinary course of business among or between any of the Credit Parties that is in compliance with Section 7.17.

         (c)  Indebtedness  arising  under  Hedging  Contracts  permitted  under
Section 8.3.

         (d)  Purchase  money   Indebtedness   (including  Capital  Leases)  for
equipment, inventory and other tangible personal property (including compressors, but excluding fixtures); provided that such Indebtedness is approved by the Administrative Agent in its sole reasonable discretion pursuant to the APOD;

         (e) Guarantees made in the ordinary course of business by a Credit Party of Indebtedness of another Credit Party (but only to the extent such Indebtedness is otherwise permitted hereunder).

         (f) Indebtedness (i) in respect of unemployment insurance, black lung or other types of social security benefits, other insurance or self insurance arrangements, reclamation and other obligations incurred in connection with obtaining Mining Permits, the performance of bids, tenders, statutory obligations, surety or similar bonds, appeal bonds, worker's compensation claims, payment obligations in connection with health or other types of social security benefits, and completion or performance guarantees (including, without limitation, performance guarantees pursuant to coal supply agreements or equipment leases) in the ordinary course of business, and (ii) pursuant to letters of credit (regardless of whether such letters of credit are drawn or undrawn) used to support any of the obligations described in clause (i); provided that, the aggregate amount of all such Indebtedness under this clause
(f) shall not exceed $14,000,000 at any time.

         (g) Indebtedness in the form of guarantee obligations arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, so long as such Indebtedness is covered within five Business Days.

         (h) Unsecured  Indebtedness that is not otherwise  permitted in clauses
(a) through (g) above in an aggregate amount not to exceed $100,000.


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         Section 8.2. LIMITATION ON LIENS. Except for Permitted Liens, no Credit
Party will create, assume or permit to exist any Lien upon any of the properties or assets which it now owns or hereafter acquires.

         Section 8.3. LIMITATION ON HEDGING CONTRACTS . No Credit Party will be a party to or in any manner be liable on any Hedging Contract, except for (a) contracts entered into in the ordinary course of business (and not for speculative purposes) for the purchase of either fuel or explosives in amounts reasonably anticipated to be utilized in the Company's mining operations during the twelve-month period following the effective date of such contract, and (b) Hedging Contracts approved in writing by Administrative Agent from time to time in its discretion.

         Section 8.4. LIMITATION ON MERGERS, ISSUANCES OF SECURITIES. No Credit Party will merge or consolidate with or into any other Person. No Credit Party will issue any Equity Interests, provided that, so long as Company gives prompt written notice thereof to Administrative Agent and the Holders, (i) the Subsidiaries of Company may issue additional Equity Interests to Company and its wholly-owned Subsidiaries and (ii) Company may issue additional common Equity Interests. No Subsidiary of Company will otherwise allow any diminution of Company's Equity Interests (direct or indirect) therein.

         Section 8.5. LIMITATION ON DISPOSITIONS OF PROPERTY. No Credit Party will sell, transfer, lease, exchange, alienate or dispose of any of its material assets or properties or any material interest therein, or discount, sell, pledge or assign any notes payable to it, accounts receivable or future income, except, to the extent not otherwise forbidden under the Security Documents:

         (a) equipment and other tangible personal property which is significantly damaged, worn out or obsolete or no longer necessary or useful in the business of the Company, or which is replaced by equipment or property of substantially equal suitability and value;

         (b) inventory (including Coal sold as produced) which is sold in the ordinary course of business on ordinary trade terms;

         (c) the disposition for cash consideration of other assets having a fair market value not to exceed $250,000 in the aggregate for any Fiscal Year of the Company; and

         (d) the ORRIs to the Royalty Owners pursuant to the ORRI Conveyances.

         Section 8.6. LIMITATION ON DIVIDENDS AND REDEMPTIONS. No Credit Party will declare or make any Distribution, other than (i) the Closing Date Distribution; (ii) Distributions payable to Company or to Guarantors that are Subsidiaries of Company, to the extent not in violation of the investment restrictions of Section 8.7; (iii) Distributions by the Company to Holdco and from Holdco to Parent, in each case to the extent required by the Tax Sharing Agreement, (iv) so long as no Default or Event of Default shall have occurred and be continuing both before and after giving effect thereto, on the 30th day following the complete delivery to the Administrative Agent of the financial statements and the other deliverables as required and pursuant to Section 7.2(a) above for a Fiscal Year, commencing with Fiscal Year ending December 31, 2008, Distributions by the Company to Holdco and from Holdco to Parent of an amount equal to the Bonus Distribution for such Fiscal Year and (v) Distributions by a Credit Party payable only in such Credit Party's common stock or common equity, so long as Company's Equity Interests in its Subsidiaries are not thereby


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


reduced; provided that, no Bonus Distributions may be made by the Company until the Administrative Agent shall have received such financial statements and other deliverables required under Section 7.2(a) above and the officer's certificate required pursuant to the following sentence. Concurrent with the delivery of the audited Consolidated and consolidating financial statements of Company, the Company shall deliver to the Administrative Agent a certificate prepared by the chief financial officer of the Company detailing the calculation of the EBITDA and Bonus Distribution, if any, for such Fiscal Year.

         Section 8.7. LIMITATION ON INVESTMENTS AND NEW BUSINESSES. No Credit Party will (a) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except (i) Capital Expenditures made in accordance with the APOD, and (ii) maintenance capital expenditures made in the ordinary course of business, (b) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations and specifically contemplated by the APOD, or (c) make any acquisitions of or capital contributions to or other Investments in any Person or property, other than (i) Permitted Investments, (ii) investments in the Twin Pines Joint Venture in an aggregate amount not to exceed $500,000 at any time, and (iii) the acquisition of additional Coal Properties in the Project Area to the extent permitted by the APOD so long as both before and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing and the Company shall, in connection with such acquisition, comply with Section 7.18. No Credit Party will open or establish any "securities account" (as defined in the UCC) without the prior written consent of Administrative Agent.

         Section 8.8. LIMITATION ON CREDIT EXTENSIONS. Except for Permitted Investments, no Credit Party will extend credit, make advances or make loans other than (a) normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner, and (b) loans to Company.

         Section 8.9. TRANSACTIONS WITH AFFILIATES. Neither Company nor any of its Subsidiaries will engage in any material transaction with any of its Affiliates on terms which are less favorable to it than those which would have been obtainable at the time in arm's-length dealing with Persons other than such Affiliates, provided that such restriction shall not apply to transactions between Company and its wholly owned Subsidiaries that are Guarantors.

         Section 8.10. PROHIBITED CONTRACTS. Except as expressly provided for in the Note Documents, no Credit Party will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Subsidiary of Company to: (a) pay dividends or make other distributions to Company, (b) to redeem Equity Interests held in it by Company,
(c) to repay loans and other indebtedness owing by it to Company, or (d) to transfer any of its assets to Company. No Credit Party will amend or permit any amendment to any contract or lease which releases, qualifies, limits, makes contingent or otherwise detrimentally affects the liens, rights and benefits granted to Administrative Agent or any Holder under or acquired pursuant to any Security Documents. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA.


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


         Section 8.11. FIXED CHARGE COVERAGE RATIO(a) . At the end of each Fiscal Quarter, beginning with the Fiscal Quarter ending March 31, 2008, the Company's Fixed Charge Coverage Ratio for the Fiscal Quarter then ended shall not be less than (a) for Fiscal Quarters ending on or before December 31, 2008,
1.00 to 1.00, and (b) for each Fiscal Quarter ending thereafter, 1.20 to 1.00.

         Section 8.12. CURRENT RATIO. At the end of each Fiscal Quarter, Company's Current Ratio will not be less than 1.00 to 1.00.

         Section 8.13. DEBT TO EBITDA RATIO. At the end of any Fiscal Quarter listed in the following table, the ratio of (i) Company's Consolidated Indebtedness at the end of such Fiscal Quarter, to (ii) Company's EBITDA for the four-Fiscal Quarter period ending with such Fiscal Quarter, will be equal to or less than the ratio set out in such table opposite such Fiscal Quarter:

=================================================== ============================
FISCAL QUARTER                                      MAXIMUM RATIO
--------------------------------------------------- ----------------------------
For the Fiscal Quarter ending March 31, 2008        6.00 to 1.00
--------------------------------------------------- ----------------------------
For the Fiscal Quarters ending on or after June     5.00 to 1.00
30, 2008 and September 30, 2008
--------------------------------------------------- ----------------------------
For the Fiscal Quarters ending December 31, 2008    4.50 to 1.00
and March 31, 2009
--------------------------------------------------- ----------------------------
For the Fiscal Quarters ending June 30, 2009 and    4.25 to 1.00
September 30, 2009
--------------------------------------------------- ----------------------------
For the Fiscal Quarters ending December 31, 2009    4.00 to 1.00
and March 31, 2010
--------------------------------------------------- ----------------------------
For the Fiscal Quarters ending June 30, 2010 and    3.75 to 1.00
September 30, 2010
--------------------------------------------------- ----------------------------
For each Fiscal Quarter ending thereafter           3.50 to 1.00
=================================================== ============================


         Section 8.14. MINIMUM RESERVE REQUIREMENTS. The Company and its Subsidiaries shall have ownership or control (including both surface and subsurface ownership or control) at all times of at least (a) 5,000,000 of Demonstrated Reserves at all times from the Closing Date until December 31, 2008, and (b) have at least 8,000,000 of Demonstrated Reserves at all times from and after December 31, 2008.

         Section 8.15. RESTRICTION ON LEASES. Neither the Company nor any of its Subsidiaries shall enter into any operating lease if the aggregate amount of rent expense attributable to such operating lease would cause the aggregate annual rent expense attributable to all such operating leases of the Company and its Subsidiaries then in effect to exceed $500,000 for any Fiscal Year of the Company.


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


         Section 8.16. AMENDMENTS TO ORGANIZATIONAL DOCUMENTS; OTHER MATERIAL AGREEMENTS. Company will not, and will not permit any of its Subsidiaries to, enter into or permit any modification of, or waive any material right or obligation of any Person under (a) its, as the case may be, certificate or articles of incorporation, articles of organization, bylaws, regulations, operating agreement or other organizational documents, (b) the Tax Sharing Agreement, or (c) any Material Contract, other than, in the case of Material Contracts only, amendments, modifications and waivers which could not, individually or in the aggregate, have a Material Adverse Change.

         Section 8.17. ACQUISITION DOCUMENTS. Company shall not (a) cancel or terminate any Acquisition Document (or consent to or accept any cancellation or termination thereof), or (b) amend or otherwise modify any Acquisition Document or give any consent, waiver or approval thereunder, or (c) waive any breach of or default under any Acquisition Document, in each case without the prior written consent of Administrative Agent.

ARTICLE IX - EVENTS OF DEFAULT AND REMEDIES

         Section  9.1.  EVENTS  OF  DEFAULT.   Each  of  the  following   events
constitutes an Event of Default under this Agreement:

         (a) Any Credit Party fails to pay any principal component of any Obligation when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

         (b) Any Credit Party fails to pay any Obligation (other than the Obligations in subsection (a) above) when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, within three Business Days after the same becomes due;

         (c) Any Credit Party fails to duly observe, perform or comply with any covenant, agreement or provision of Section 7.4 or Article VIII;

         (d) Any Credit  Party fails  (other than as referred to in  subsections
(a), (b), or (c) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Note Document to which it is a party, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by Administrative Agent to Company;

         (e) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Credit Party in connection with any Note Documents shall prove to have been false or incorrect in any material respect on any date on or as of which made, or any Note Documents at any time ceases to be valid, binding and enforceable as warranted in Section 5.5 for any reason other than its release by or subordination by Administrative Agent;

         (f) Any Credit Party fails to duly observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such agreement or instrument is materially significant to Company or to Company and its Subsidiaries on a Consolidated basis or materially significant to any Guarantor, and such failure is not remedied within the applicable period of grace (if any) provided in such agreement or instrument, and such failure could reasonably be expected to result in a Material Adverse Change;


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


         (g) Any Credit Party (i) fails to pay any portion, when such portion is due, of any of its Indebtedness in excess of $100,000, or (ii) breaches or defaults in the performance of any agreement or instrument by which any such Indebtedness is issued, evidenced, governed, or secured, and any such failure, breach or default continues beyond any applicable period of grace provided therefor;

         (h) Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code) in excess of $100,000 exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, or (ii) any Termination Event occurs with respect to any ERISA Plan and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $100,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount);

         (i) The occurrence of any Change of Control;

         (j) Any Credit Party:

                  (i) suffers the entry against it of a judgment, decree or order for relief by a Governmental Authority of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it which remains undismissed for a period of sixty days; or

                  (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar Law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or is generally not paying (or admits in writing its inability to pay) its debts as such debts become due; or takes corporate or other action authorizing any of the foregoing; or

                  (iii) suffers the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets or of any part of the Collateral in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within sixty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

                  (iv) suffers the entry against it of a final judgment for the payment of money in excess of $300,000 (not covered by insurance satisfactory to Administrative Agent in its discretion), unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

                  (v) suffers a writ or warrant of attachment or any similar process to be issued by any Governmental Authority against all or any substantial part of its assets or any part of the Collateral, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside;

         (k) The occurrence of any Material Adverse Change;

         (l) The occurrence of any AMI Violation;

         (m) TCW Asset Management Company shall, at any time, not have at least one of its representatives serving in the capacity of a director to the Company other than as a result of (i) the removal by TCW Asset Management Company of such representative, (ii) the voluntary resignation, death or incapacity of such representative, or (iii) the removal by Holdco of such representative at any time following receipt by the Company of written notice by TCW Asset Management Company indicating that is giving up its right to maintain at least one director on the Company's board of directors; provided that, in the case of clauses (i) and (ii), no Event of Default under this clause (m) shall be deemed to have occurred if a new representative designated by TCW Asset Management Company is promptly appointed to the board of directors.

Upon the  occurrence  of an Event of Default  described  in  subsection  (j)(i),
(j)(ii) or (j)(iii) of this section with respect to a Credit Party, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Company and each Credit Party who at any time ratifies or approves this Agreement. Upon any such acceleration, any obligation of any Holder to make any further Loans hereunder shall be permanently terminated. During the continuance of any other Event of Default, Administrative Agent at any time and from time to time may (and upon written instructions from Required Holders, Administrative Agent shall), without notice to Company or any other Credit Party, do either or both of the following: (1) terminate any obligation of Holders to make Loans hereunder, and (2) declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Company and each Credit Party who at any time ratifies or approves this Agreement. Upon the acceleration of the entire unpaid balance of any Note pursuant to this Section 9.1, the Holder thereof shall be entitled to either a Make-Whole Amount (if such acceleration occurs on or before the second anniversary of the Closing Date) or a Prepayment Premium (if such acceleration occurs after the second anniversary of the Closing Date) in addition to all other amounts due and payable in respect of such Note and any other Obligations.

         Section 9.2. REMEDIES. If any Default shall occur and be continuing, Required Holders, or Administrative Agent at the direction of Required Holders, may protect and enforce its rights under the Note Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Note Document. All rights, remedies and powers conferred upon Holder Parties under the Note Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Note Documents or at Law or in equity.

ARTICLE X - TRANSFERABILITY OF SECURITIES

         Section 10.1. RESTRICTIVE LEGEND. Each note, certificate or other instrument evidencing the Notes issued by Company shall be stamped or otherwise imprinted with a legend in substantially the following forms:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE SECURITIES EVIDENCED BY THIS INSTRUMENT ARE SUBJECT TO THE TERMS OF A CERTAIN NOTE PURCHASE AGREEMENT DATED AS OF OCTOBER 19, 2007 AMONG COMPANY, THE HOLDERS IDENTIFIED THEREIN, AND TCW ASSET MANAGEMENT COMPANY, AS ADMINISTRATIVE AGENT, A COPY OF WHICH IS ON FILE AT THE OFFICES OF TCW ASSET MANAGEMENT COMPANY AND WILL BE FURNISHED BY TCW ASSET MANAGEMENT COMPANY TO THE HOLDER HEREOF UPON REQUEST."

Notwithstanding the foregoing, the restrictive legend set forth above shall not be required after the date on which the securities evidenced by such note, certificate or other instrument bearing such restrictive legend no longer constitute Restricted Notes, and upon the request of the Holder of such Notes, Company, without expense to the Holder, shall issue a new note, certificate or other instrument as applicable not bearing the restrictive legend otherwise required to be borne thereby.

ARTICLE XI - ADMINISTRATIVE AGENT

         Section 11.1. APPOINTMENT AND AUTHORITY. TAMCO has been appointed as manager of each of the initial Holders pursuant to the TCW Governing Documents, and TAMCO is serving as Administrative Agent and collateral agent under the Note Documents in such capacity as manager in order to provide administrative services to the initial Holders. All references in any of the Note Documents to Administrative Agent or collateral agent refer, for so long as TAMCO is Administrative Agent or collateral agent, to TAMCO as Administrative Agent or collateral agent in such capacity as manager pursuant to the TCW Governing Documents. Each Holder Party hereby irrevocably authorizes Administrative Agent,


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


and Administrative Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Note Documents as are specifically delegated to Administrative Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. With respect to any matters not expressly provided for in the Note Documents and any matters which the Note Documents place within the discretion of Administrative Agent, Administrative Agent shall not be required to exercise any discretion or take any action, and it may request instructions from Holders with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Holder Parties in so acting or refraining from acting) upon the instructions of Required Holders (including itself), provided, however, that Administrative Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Note Documents or to applicable Law. Such appointment of TAMCO as Administrative Agent shall not, however, impair or modify any rights, obligations or duties which TAMCO or any Affiliate of TAMCO otherwise has with respect to any Holder. In its administration of this Agreement and the other Note Documents, except to the extent to which another standard applies to TAMCO by reason of any other document between TAMCO and another Holder, Administrative Agent will exercise the same care that it exercises in the administration or handling of transactions for its own account, subject, however, to Section 11.12 below. The duties undertaken by TAMCO, as Administrative Agent, have been undertaken as an accommodation to Holders and, accordingly, TAMCO shall not be compensated for its services hereunder except as provided in the TCW Governing Documents.

         Section 11.2. EXCULPATION, ADMINISTRATIVE AGENT'S RELIANCE, ETC. Neither Administrative Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Note Documents, including their negligence of any kind, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing (but subject to the TAMCO Governing Documents), Administrative Agent
(a) may treat the Person whose name is set forth on the Register as the holder of any Obligation as the holder thereof until Administrative Agent receives written notice of the assignment or transfer thereof in accordance with this Agreement, signed by such Person and in form satisfactory to Administrative Agent; (b) may consult with legal counsel (including counsel for Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any other Holder and shall not be responsible to any other Holder Party for any statements, warranties or representations made in or in connection with the Note Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Note Documents on the part of any Credit Party or to inspect the property (including the books and records) of any Credit Party;
(e) shall not be responsible to any other Holder for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Note Document or any instrument or document furnished in connection therewith;
(f) may rely upon the representations and warranties of each Credit Party or Holder Party in exercising its powers hereunder; and (g) shall incur no liability under or in respect of the Note Documents by acting upon any notice, consent, certificate or other instrument or writing (including any facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.


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         Section 11.3. CREDIT DECISIONS.  Each Holder Party acknowledges that it has, independently and without reliance upon any other Holder Party, made its own analysis of the Credit Parties and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Note Documents. Each Holder Party also acknowledges that it will, independently and without reliance upon any other Holder Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Documents.

         Section 11.4. INDEMNIFICATION. Each Holder agrees to indemnify Administrative Agent (to the extent not reimbursed by Company within ten (10) days after demand) from and against such Holder's Percentage Share of any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Administrative Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Note Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Person or any liabilities or duties of any Person with respect to Hazardous Materials found in or released into the environment).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ADMINISTRATIVE AGENT,

provided only that no Holder shall be obligated under this section to indemnify Administrative Agent for that portion, if any, of any liabilities and costs which is proximately caused by Administrative Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each Holder agrees to reimburse Administrative Agent promptly upon demand for such Holder's Percentage Share of any costs and expenses to be paid to Administrative Agent by Company under Section 12.4(a) to the extent that Administrative Agent is not timely reimbursed for such expenses by Company as provided in such section. As used in this section the term "Administrative Agent" shall refer not only to the Person designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

         Section 11.5. RIGHTS AS HOLDER. In its capacity as a Holder, Administrative Agent shall have the same rights and obligations as any Holder and may exercise such rights as though it were not Administrative Agent. Administrative Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with any Credit Party or their Affiliates, all as if it were not Administrative Agent hereunder and without any duty to account therefor to any other Holder.


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         Section 11.6. SHARING OF SET-OFFS AND OTHER PAYMENTS. Each Holder Party
agrees that if it shall, whether through the exercise of rights under Security Documents or rights of banker's lien, set off, or counterclaim against Company or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by Administrative Agent under Section 3.1, causes such Holder Party to have received more than it would have received had such payment been received by Administrative Agent and distributed pursuant to Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Holder Parties to share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that Administrative Agent and all Holder Parties share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Holder Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of Liabilities other than the Obligations. Company expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Governmental Authority order to be paid on account of the possession of such funds prior to such recovery.

         Section 11.7. INVESTMENTS. Whenever Administrative Agent in good faith determines that it is uncertain about how to distribute to Holder Parties any funds which it has received, or whenever Administrative Agent in good faith determines that there is any dispute among Holder Parties about how such funds should be distributed, Administrative Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Administrative Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Administrative Agent is otherwise required to invest funds pending distribution to Holder Parties, Administrative Agent shall invest such funds pending distribution; all interest on any such Investment shall be distributed upon the distribution of such Investment and in the same proportion and to the same Persons as such Investment. All moneys received by Administrative Agent for distribution to Holder Parties (other than to the Person who is Administrative Agent in its separate capacity as a Holder Party) shall be held by Administrative Agent pending such distribution solely as Administrative Agent for such Holder Parties, and Administrative Agent shall have no equitable title to any portion thereof.

         Section 11.8. BENEFIT OF ARTICLE XI. The provisions of this Article (other than the following Section 11.9) are intended solely for the benefit of Holder Parties, and no Credit Party shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Holder. Holder Parties may waive or amend such provisions as they desire without any notice to or consent of Company or any Credit Party.

         Section 11.9. RESIGNATION. Administrative Agent may resign at any time by giving written notice thereof to Holders and Company. Each such notice shall set forth the date of such resignation. Upon any such resignation, Required


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Holders shall have the right to appoint (with,  unless an Event of Default shall have occurred and be continuing, the consent of Company, such consent not to be unreasonably withheld or delayed) a successor Administrative Agent. A successor must be appointed for any retiring Administrative Agent, and such Administrative Agent's resignation shall become effective only when such successor accepts such
appointment.   If,   within   thirty  days  after  the  date  of  the   retiring
Administrative Agent's resignation, no successor Administrative Agent has been appointed and has accepted such appointment, then the retiring Administrative Agent may appoint (with, unless an Event of Default shall have occurred and be continuing, the consent of Company, such consent not to be unreasonably withheld or delayed) a successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Note Documents, subject, however, in the case of TAMCO, to its rights and duties under any other agreements with any Holder. After any retiring Administrative Agent's resignation hereunder the provisions of this Article XI shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Note Documents.

         Section 11.10. NOTICE OF DEFAULT. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to Administrative Agent for the account of Holders, unless Administrative Agent shall have received written notice from a Holder or Company referring to this Agreement, describing such Default and stating that such notice is a "notice of default." Administrative Agent will notify Holders of its receipt of any such notice. Administrative Agent shall take such action with respect to such Default as may be directed by Required Holders in accordance with Article IX; provided, however, that unless and until Administrative Agent has received any such direction, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of Holders.

         Section 11.11. LIMITATION OF DUTIES AND FIDUCIARY RELATIONSHIP. Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in:

                  (a) this Agreement;

                  (b) the Security Documents; and

                  (c) the limited partnership agreements of the initial Holders and any other documents entered into by TAMCO in connection therewith for the benefit of such initial Holders (such other documents, collectively the "TCW GOVERNING DOCUMENTS"), nor shall Administrative Agent have any additional fiduciary relationship with any Holder arising under this Article XI and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Note Documents against Administrative Agent.


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


         Section 11.12. LIMITATION OF LIABILITY. Administrative Agent and its respective officers, directors, employees, agents, attorneys-in-fact and affiliates shall not: (a) be liable for any action taken or omitted to be taken by any of such Persons or for any error in judgment under or in connection with this Agreement, the Notes and the Security Documents, except for any such Person's gross negligence or willful misconduct; or (b) be responsible in any manner to any Holder or any other Person for any failure of any other party to perform its obligations under this Agreement, the Notes and the Security Documents. Nothing in this Article XI, however, shall be deemed to limit or restrict any liability, fiduciary duty or responsibility of TAMCO in any capacity other than as Administrative Agent, including any liability, fiduciary duty or responsibility under the TCW Governing Documents.

         Section 11.13. RELIANCE UPON DOCUMENTATION. Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or any telephone conversation believed by Administrative Agent to be genuine and correct and to have been signed, sent, made or spoken by the proper person or persons, and upon the advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent.

         Section 11.14. RELIANCE BY COMPANY. Each of the Holders agrees that, prior to the delivery to Company of a notice of the removal or termination of TAMCO as Administrative Agent as set forth above, Company shall be entitled to rely on TAMCO's or any subsequent Administrative Agent's authority to act on behalf of each of the Holders in all dealings with TAMCO (or any such subsequent Administrative Agent) with respect to the Notes and the Note Documents; Company shall be protected in relying on actions, communications, notices and terminations relating thereto or required or permitted thereunder by Administrative Agent; and Company shall discharge its obligations under this Agreement and the Note Documents by delivering payments, notices and other information to Administrative Agent. In the event of the removal of Administrative Agent and the appointment of a successor Administrative Agent by Holders, Company shall not be required to recognize any such removal or appointment unless and until Company shall have received a writing setting forth such removal and appointment executed by the Required Holders, and Company shall be entitled to rely on such writing as being genuine and what it purports to be without any necessity of any investigation whatsoever. Company shall be entitled to rely upon the actions, communications and notices of TAMCO with respect to the Collateral until Company receives notice in writing from either TAMCO or Required Holders that TAMCO has resigned or been replaced as Administrative Agent.

ARTICLE XII - MISCELLANEOUS

         Section 12.1. WAIVERS AND AMENDMENTS; ACKNOWLEDGMENTS.

         (a) WAIVERS AND AMENDMENTS. No failure or delay (whether by course of conduct or otherwise) by any Holder in exercising any right, power or remedy which such Holder Party may have under any of the Note Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Holder Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Note Document and no consent to any


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


departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Credit Party shall in any case of itself entitle any Credit Party to any other or further notice or demand in similar or other circumstances. This Agreement and the other Note Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Note Documents (other than the ORRI Conveyance and the Warrants) shall be valid or effective against any party hereto unless the same is in writing and signed by (i) if such party is Company, by Company, (ii) if such party is Administrative Agent, by Administrative Agent, and (iii) if such party is a Holder, by such Holder or by Administrative Agent on behalf of Holders with the written consent of Required Holders (which consent has already been given as to the termination of the Note Documents as provided in Section 12.10). Notwithstanding the foregoing or anything to the contrary herein, Administrative Agent shall not, without the prior consent of each individual Holder, execute and deliver on behalf of such Holder any waiver or amendment which would: (1) waive any of the conditions specified in Article IV (provided that Administrative Agent may in its discretion withdraw any request it has made under Section 4.2(h)), (2) increase the maximum amount which such Holder is committed hereunder to lend, (3) reduce any fees payable to such Holder hereunder, or the principal of, or interest on, such Holder's Note, (4) extend the Maturity Date, or postpone any date fixed for any payment of any such fees, principal or interest, (5) amend the definition herein of "Required Holders" or otherwise change the aggregate amount of Percentage Shares which is required for Administrative Agent, Holders or any of them to take any particular action under the Note Documents, (6) release Company from its obligation to pay such Holder's Obligations or any Guarantor from its guaranty of such payment, (7) release all or substantially all of the Collateral, except for such releases relating to sales or dispositions of property permitted by the Note Documents, or (8) amend this Section 12.1(a).

         (b)   ACKNOWLEDGMENTS   AND  ADMISSIONS.   Company  hereby  represents,
warrants, acknowledges and admits that:

                  (i) it has been advised by counsel in the negotiation, execution and delivery of the Note Documents to which it is a party,

                  (ii) it has made an independent decision to enter into this Agreement and the other Note Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by Administrative Agent or any Holder, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Note Document delivered on or after the date hereof,

                  (iii) there are no representations, warranties, covenants, undertakings or agreements by any Holder Party as to the Note Documents except as expressly set out in this Agreement or in another Note Document delivered on or after the date hereof,


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


                  (iv) no Holder Party has any fiduciary obligation toward it with respect to any Note Document or the transactions contemplated thereby,

                  (v) the relationship pursuant to the Note Documents between the Credit Parties, on one hand, and the Holder Parties, on the other hand, is and shall be solely that of debtor and creditor, respectively, provided that, solely for purposes of Section 12.6(a) Administrative Agent shall act as Administrative Agent of Company in maintaining the Register as set forth therein,

                  (vi) no partnership or joint venture exists with respect to the Note Documents between any Credit Party and any Holder,

                  (vii) Administrative Agent is not any Credit Party's Administrative Agent, but Administrative Agent for Holders, provided that, solely for purposes of Section 12.6(a) Administrative Agent shall act as Administrative Agent of Company in maintaining the Register as set forth therein,

                  (viii) should an Event of Default or Default occur or exist, each Holder will determine in its discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time,

                  (ix) without limiting any of the foregoing, no Credit Party is relying upon any representation or covenant by any Holder Party, or any representative thereof, and no such representation or covenant has been made, that any Holder Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Note Documents with respect to any such Event of Default or Default or any other provision of the Note Documents, and

                  (x) all Holder Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

         (c) RETIREMENT OF NOTES. No Credit Party will, and Company will not permit any of its Affiliates or any of the Credit Parties to, directly or indirectly, offer to purchase or otherwise acquire any outstanding Notes, except for an offer to purchase the Notes that (i) is made in writing and is pro rata to all of the Holders on identical terms and (ii) remains open for a period of at least 15 Business Days. In addition, if Holders holding more than 10% of the outstanding principal amount of all of the Notes accepts any such offer within such 15 Business Day period, then Company shall be required to notify the other Holders of such acceptance(s), and shall be required to remake such offer and leave it open for an additional 10 Business Days. All acquisitions of Notes pursuant to the foregoing offers shall be closed concurrently on a pro rata basis with all Holders who accept such offers.

         (d) AMENDMENT CONSIDERATION. None of Company or any of its Affiliates or any other party to any Note Documents will, directly or indirectly, request or negotiate for, or offer or pay any remuneration or grant any security as an inducement for, any proposed amendment or waiver of any of the provisions of this Agreement or any of the other Note Documents unless each Holder of the Notes (irrespective of the kind and amount of Notes then owned by it) shall be


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


informed thereof by Company and, if such Holder is entitled to the benefit of any such provision proposed to be amended or waived, shall be afforded the opportunity of considering the same, shall be supplied by Company and any other party hereto with sufficient information to enable it to make an informed decision with respect thereto and shall be offered and paid such remuneration and granted such security on the same terms.

         (e) NOTES DISREGARDED. In determining whether the requisite Holders of Notes have given any authorization, consent or waiver under any Closing Document, any Notes owned by Company or any of its Affiliates shall be disregarded and deemed not to be outstanding.

         (f) Joint Acknowledgment. THIS WRITTEN AGREEMENT AND THE OTHER NOTE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 12.2. SURVIVAL OF AGREEMENTS; CUMULATIVE NATURE. All of the Credit Parties' various representations, warranties, covenants and agreements in the Note Documents shall survive the execution and delivery of this Agreement and the other Note Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes and the other Note Documents, and shall further survive until all of the Obligations are paid in full to each Holder Party and all of Holder Parties' obligations to Company are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Credit Party to any Holder Party under any Note Document shall be deemed representations and warranties by Company or agreements and covenants of Company under this Agreement. The representations, warranties, indemnities, and covenants made by the Credit Parties in the Note Documents, and the rights, powers, and privileges granted to Holder Parties in the Note Documents, are cumulative, and, except for expressly specified waivers and consents, no Note Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Holder Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Note Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Note Documents.

         Section 12.3. NOTICES. All notices, requests, consents, demands and other communications required or permitted under any Note Document shall be in writing, unless otherwise specifically provided in such Note Document (provided that Administrative Agent may give telephonic notices to the other Holder Parties), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by facsimile, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Company and the Credit Parties at the address of Company specified below and to each Holder Party, c/o TAMCO, at the address specified below (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given


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(a) in the case of  personal  delivery or  delivery  service,  as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail; provided, however, that no Borrowing Notice shall become effective until actually received by Administrative Agent. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information as provided in Section 7.2, and to distribute Note Documents for execution by the parties thereto, and may not be used for any other purpose.

         If to Company or any other Credit Party:

                                    9 Office Park Circle, Suite 216
                                    Birmingham, Alabama 35223
                                    Attention:  Daniel Roling
                                    Telephone:  (205) 870-9090
                                    Facsimile:  (205) 870-9092

                                    With a copy to
                                    National Coal Corp.
                                    8915 George Williams Road
                                    Knoxville, Tennessee 37923
                                    Attention:  Daniel Roling


         If to Holders:             TCW Asset Management Company
                                    333 Clay Street, Suite 4150
                                    Houston, TX 77002
                                    Attention:  Richard K. Punches
                                    Telephone:  (713) 615-7415
                                    Facsimile:  (713) 615-7460

         With copies to:            TCW Asset Management Company
                                    865 South Figueroa Street, Suite 1800
                                    Los Angeles, CA 90017
                                    Attention:  R. Blair Thomas
                                    Telephone:  (213) 244-0044
                                    Facsimile:  (213) 244-0604

                                    and

                                    Bracewell & Giuliani LLP
                                    711 Louisiana Street
                                    Suite 2300
                                    Houston, Texas  77002
                                    Attention:  Dewey J. Gonsoulin, Jr.
                                    Telephone:  713.221.1110
                                    Facsimile:  713.221.2121


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


         Section 12.4. PAYMENT OF EXPENSES; INDEMNITY.

         (a) PAYMENT OF EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, Company will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay: (i) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Note Documents or any other document or transaction referred to herein or therein, (ii) all reasonable costs and expenses incurred by or on behalf of Administrative Agent, Royalty Owner, and Warrant Owner (including attorneys' fees, consultants' fees and engineering fees, travel costs and miscellaneous expenses) in connection with (1) the negotiation, preparation, execution and delivery of the Note Documents, and any and all consents, waivers or other documents or instruments relating thereto,
(2) the filing, recording, refiling and re-recording of any Note Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Note Document, (3) the borrowings hereunder and other action reasonably required in the course of administration hereof, or (4) monitoring or confirming (or preparation or negotiation of any document related to) any Credit Party's compliance with any covenants or conditions contained in this Agreement or in any Note Document, and
(iii) all reasonable costs and expenses incurred by or on behalf of any Holder Party, Royalty Owner, or Warrant Owner (including without limitation attorneys' fees, consultants' fees and accounting fees) in connection with the preservation of any rights under the Note Documents or the defense or enforcement of any of the Note Documents (including this section), any attempt to cure any breach thereunder by any Credit Party, or the defense of any Holder Party's, Royalty Owner's, or Warrant Owner's exercise of its rights thereunder. In addition to the foregoing, until all Obligations have been paid in full, Company will also pay or reimburse Administrative Agent for all reasonable out-of-pocket costs and expenses of Administrative Agent or its agents or employees in connection with the continuing administration of the Loans and the related due diligence of Administrative Agent, including travel and miscellaneous expenses and fees and expenses of Administrative Agent's outside counsel, reserve engineers and consultants engaged in connection with the Note Documents.

         (b) INDEMNITY. Each Credit Party agrees to indemnify Royalty Owner, Warrant Owner, and each Holder Party (each, an "Indemnitee"), upon demand, from and against any and all liabilities, obligations, broker's fees, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Indemnitee growing out of, resulting from or in any other way associated with any of the ORRI, the Collateral, the Note Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise). Among other things, the foregoing indemnification covers all liabilities and costs incurred by any Indemnitee related to any breach of a Note Document by a Credit Party, any bodily injury to any Person or damage to any Person's property, or any violation or noncompliance with any Environmental Laws by any Indemnitee or any other Person or any liabilities or duties of any Indemnitee or any other Person with respect to Hazardous Materials found in or released into the environment.


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


THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY INDEMNITEE (IN EACH CASE WHETHER ALLEGED, ARISING OR IMPOSED IN A LEGAL PROCEEDING BROUGHT BY OR AGAINST ANY CREDIT PARTY, ANY INDEMNITEE, OR ANY OTHER PERSON),

provided only that no Indemnitee shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including Company or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Indemnitee, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Indemnitee" shall refer not only to Royalty Owner, Warrant Owner, and each Holder Party designated as such in Section 1.1 but also to each director, officer, agent, trustee, attorney, employee, representative and Affiliate of or for such Person.

         Section 12.5. JOINT AND SEVERAL LIABILITY. All Obligations which are incurred by two or more Credit Parties shall be their joint and several obligations and liabilities. All grants, covenants and agreements contained in the Note Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Credit Party may assign or transfer any of its rights or delegate any of its duties or obligations under any Note Document without the prior consent of Required Holders.

         Section 12.6. REGISTRATION, TRANSFER, EXCHANGE, SUBSTITUTION OF NOTES.

         (a) REGISTRATION OF NOTES. Administrative Agent shall keep at its principal office a register for the registration and registration of transfers of the Notes (the "REGISTER"). The name and address of each Holder, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such Register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and Holder thereof for all purposes hereof, and Company shall not be affected by any notice or knowledge to the contrary. Administrative Agent shall give to any Holder, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders of Notes.

         (b) TRANSFER AND EXCHANGE OF NOTES. Upon surrender of any Note at the principal office of Administrative Agent for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), and an assignment agreement in form and substance acceptable to Administrative Agent whereby the assignee Holder agrees to be bound by the terms hereof that are applicable to Holders, Company shall execute and deliver, at Company's expense, one or more new Notes (as requested by the Holder thereof) of the same series in exchange therefore and, in the case of any Note, in an aggregate principal


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


amount equal to the unpaid principal amount of the surrendered Note; provided, however, that no transfer of any Note may be made (i) to a transferee who is not an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or a Qualified Institutional Buyer (as defined in Rule 144A promulgated under the Securities Act) and (ii) unless such transfer is made pursuant to an exemption from registration under the securities Laws of the United States including, without limitation, any resale of any Note under Rule 144A of the Securities Act. Any purported transfer of a Note or an interest therein which is prohibited hereby shall be null and void ab initio and of no force or effect whatever. In the case of a transfer of Notes, each such new Note and shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit A. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. Notes shall not be transferred in denominations of less than $1,000,000, provided, that if necessary to enable the registration of transfer by a Holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000; provided, further, that transfers by a Holder and its Affiliates shall be aggregated for purposes of determining whether or not such $1,000,000 threshold has been reached. If any Holder shall request that the restrictive legend on a Note be removed, such Holder, if requested by Company, will have the obligation in connection with such request, as applicable, at such Holder's expense, of delivering an opinion of counsel in form and substance reasonably satisfactory to Company, in connection with such request to the effect that the removal of such restrictive legend would not be in violation of the Securities Act or any applicable state securities Laws.

         (c) REPLACEMENT OF NOTES. Upon receipt by Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note, and (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the Holder of such Note is, or is a nominee for, another Holder with a minimum net worth of at least $5,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or (ii) in the case of mutilation, upon surrender and cancellation thereof, Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and, in the case of a Note, bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

         Section 12.7. CONFIDENTIALITY.

         (a) Notwithstanding the termination of this Agreement and except as otherwise provided herein or in this subsection (a) or subsection (c) below, Company shall, and shall cause its Subsidiaries and Affiliates to, maintain the confidentiality of the identities of (i) any Holder or any holder of any Obligation other than the Notes; and (ii) any owner of a beneficial interest in the Notes (collectively, "CONFIDENTIAL INFORMATION") and shall not, without the prior written consent of the Required Holders, as applicable, disclose any such information to another Person or use such information for purposes other than those contemplated herein.

         (b) Notwithstanding the termination of this Agreement and except as otherwise provided herein or in this subsection (b) or subsection (c) below, each Holder shall maintain the confidentiality of any information delivered to a Holder by or on behalf of Company or any other Credit Party in connection with


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


the transactions contemplated by or otherwise pursuant to the Note Documents that is (a) proprietary or confidential in nature and (b) is clearly marked "Confidential - Subject to Confidentiality and Disclosure Restrictions" (collectively, the "COMPANY CONFIDENTIAL INFORMATION") and shall not, without the prior written consent of the Company, disclose any such information to another Person or use such information for purposes other than those contemplated herein.

         (c) Subject to Section 12.7(d), Company may disclose Confidential Information, and subject to Section 12.7(d), each of the Holder Parties may disclose Company Confidential Information, to its respective directors, officers, members, partners, separate account participants, employees, and agents (including attorneys, accountants, and consultants) to whom such disclosure is reasonably necessary for the execution or effectuation hereof, provided Company or such Holder Party (as applicable) notifies all such Persons that the Confidential Information or Company Confidential Information disclosed to them is subject to this section and requires them not to disclose or use such information in breach of this Section. Company may also disclose or permit Parent to disclose Confidential Information (i) in filings by Parent with the Securities and Exchange Commission (or similar Governmental Authority or as required by any securities exchange on which Parent's equity securities are listed) to the extent required to be disclosed therein, (ii) to any Person that offers to purchase any security of Company, provided that the sale of such security must be permitted hereunder and that such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 12.7, (iii) to effect compliance with any Law applicable to it, (iv) in response to any subpoena or other legal process, (v) in connection with any litigation to which it is a party, and (vi) to any nationally recognized rating agency that requires access to information about Parent and its Consolidated subsidiaries. Subject to Section 12.7(d), each Holder may also disclose Company Confidential Information to (i) any other Holder of any Notes or any participation in Notes, (ii) any Person to which it sells or offers to sell such Notes or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Company Confidential Information to be bound by the provisions of this Section 12.7), (iii) any federal or state regulatory authority having jurisdiction over it, (iv) the National Association of Insurance Commissioners, the National Association of Securities Dealers or any similar organization, or any nationally recognized rating agency that requires access to information about its investment portfolio or (w) to effect compliance with any Law applicable to it,
(x) in response to any subpoena or other legal process, (y) in connection with any litigation to which it is a party or (z) if an Event of Default has occurred and is continuing, to the extent it may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Note Documents.

         (d) If Company, a Credit Party or a Holder Party is requested or required by legal process (including Law, oral questions, interrogatories, request for information or documents, subpoena, and civil investigative demand) to disclose any Confidential Information or Company Confidential Information, then, to the extent legally permitted to do so, Company, such Credit Party, or such Holder Party (as applicable) shall promptly notify Company and Administrative Agent, as applicable, of such request prior to complying with such process so that the Credit Parties and the Holder Parties (as applicable) may seek an appropriate protective order or waive the respondent's compliance with this Section. If, after a Credit Party gives such notice to Administrative Agent or a Holder Party gives such notice to Company and after providing the


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


Company Parties and the Holder Parties a reasonable opportunity to obtain a protective order or to grant such waiver (so long as the granting of such time does not put such Credit Party or Holder Party in breach of its obligations to disclose), a Credit Party or a Holder Party is nonetheless legally compelled to disclose such information, such Credit Party or Holder Party may do so without violating this section.

         (e) Any Confidential Information or Company Confidential Information which becomes publicly available through no breach by the relevant party hereunder or a breach by a third party of a confidential obligation to the relevant party hereunder shall no longer be deemed to be Confidential Information or Company Confidential Information.

         Section 12.8. GOVERNING LAW; SUBMISSION TO PROCESS. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A NOTE DOCUMENT, THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). COMPANY HEREBY IRREVOCABLY (A) SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE AND COUNTY OF NEW YORK, (B) AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT AND ANY OF ITS SUBSIDIARIES IN ANY LEGAL PROCEEDING RELATING TO THE NOTE DOCUMENTS OR THE OBLIGATIONS BY ANY MEANS ALLOWED UNDER NEW YORK OR FEDERAL LAW, AND (C) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH PROCEEDING BEING IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF COMPANY AND HEREBY MAKES THE FOREGOING SUBMISSIONS, AGREEMENTS, CONSENTS AND WAIVERS ON BEHALF OF AND WITH RESPECT TO EACH OF ITS SUBSIDIARIES, AND EACH GUARANTOR (BY ITS EXECUTION OF A GUARANTY OF THIS AGREEMENT) HEREBY ALSO MAKES SUCH SUBMISSIONS, AGREEMENTS, CONSENTS AND WAIVERS FOR ITSELF.

         Section 12.9. LIMITATION ON INTEREST. Holder Parties, the Credit Parties and the other parties to the Note Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Note Documents shall ever be construed to provide for interest in excess of the maximum amount of interest permitted to be contracted for, charged, or received by applicable Law from time to time in effect. Neither any Credit Party nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged, or received under applicable Law from time to time in effect, and the provisions of this section shall control over all other provisions of the Note Documents which may be in conflict or apparent conflict herewith.

         Section 12.10. TERMINATION; LIMITED SURVIVAL. In its discretion Company may at any time that no Obligations are owing (other than indemnity obligations and similar obligations that survive the termination of this Agreement for which no notice of a claim has been received by Company and other than Obligations under the ORRI Conveyance or the Warrants that arise after the Notes have been paid in full) elect in a written notice delivered to Administrative Agent to


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


terminate this Agreement. Upon receipt by Administrative Agent of such a notice, if no such Obligations are then owing this Agreement and all other Note Documents (other than the Warrants) shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder, provided that, notwithstanding the foregoing or anything in any Note Document to the contrary, any waivers or admissions made by any Credit Party in any Note Document, any Obligations under Sections 3.4 and 3.5, any obligations which any Person may have to indemnify or compensate any Holder Party shall survive any termination of this Agreement or any other Note Document. At the request and expense of Company, Administrative Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Note Documents. Administrative Agent is hereby authorized to execute all such instruments on behalf of all Holders, without the joinder of or further action by any Holder. In particular, and without limitation of any other provision of a Note Document, the obligations of the Credit Parties under the ORRI Conveyance, the Warrants, and under Sections 3.4, 3.5, 7.22, 12.4, 12.8, and 12.14 of this Agreement shall survive the termination of this Agreement and the release of the Collateral and, notwithstanding any of the foregoing provisions of this subsection, Administrative Agent shall not release any Collateral until Company has amended the ORRI Conveyance (or, if applicable, provided new ORRI Conveyances) to the extent required under Section 7.22.

         Section 12.11. SEVERABILITY. If any term or provision of any Note Document shall be determined to be illegal or unenforceable all other terms and provisions of the Note Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

         Section 12.12. COUNTERPARTS; FAX. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement and the Note Documents may be validly executed and delivered by facsimile or other electronic transmission.

         Section 12.13. THIRD PARTY BENEFICIARIES. The Credit Parties agree that each of Royalty Owner and Warrant Owner (collectively, the "THIRD PARTY BENEFICIARIES") (a) is an express and intended third party beneficiary of the representations, agreements and promises made in this Agreement, which are made for the benefit of Holders, Administrative Agent and each Third Party Beneficiary (which benefits are immediate and not incidental), (b) shall have and be vested with the right to enforce the provisions hereof on its own behalf and to sue for non-compliance with the provisions hereof, and (c) has acted in reliance upon its status as a third party beneficiary as set forth above (including entering into the Note Documents to which it is a party). Without limiting the foregoing, the Credit Parties agree that they intend to give each Third Party Beneficiary the benefits of the representations, agreements, and promises set forth in this Agreement, and that such intent is sufficient to make reliance by such Third Party Beneficiaries both reasonable and probable.

         Section 12.14. USA PATRIOT ACT NOTICE. Each Holder Party that is subject to the Act (as hereinafter defined) hereby notifies Company and the Parent that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "ACT"), it is required to obtain, verify and record information that identifies Company and the Parent, which information includes the name and address of Company and the Parent and other information that will allow such Holder Party to identify Company and the Parent in accordance with the Act.


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


         Section 12.15. WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. COMPANY AND EACH HOLDER PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY
(A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES" AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER NOTE DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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


         IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                     NATIONAL COAL OF ALABAMA, INC.:


                     By:  /s/ Daniel Roling
                        --------------------------------------------------------
                          Name:  Daniel Roling
                          Title: Chief Executive Officer and President


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


                     ADMINISTRATIVE AGENT:

                     TCW ASSET MANAGEMENT COMPANY,
                     Administrative Agent


                     By:  /s/ Curt Taylor
                        --------------------------------------------------------
                          Name:  Curt Taylor
                          Title: Senior Vice President


                     By:  /s/ Richard Punches
                        --------------------------------------------------------
                          Name:  Richard Punches
                          Title: Vice President


                     HOLDERS:

                     TCW ENERGY FUND XIV, L.P.,
                     a Delaware limited partnership

                     By:  TCW Asset Management Company, its General Partner:



                     By:  /s/ Curt Taylor
                        --------------------------------------------------------
                          Name:  Curt Taylor
                          Title: Senior Vice President


                     By:  /s/ Richard Punches
                        --------------------------------------------------------
                          Name:  Richard Punches
                          Title: Vice President

                     TCW ENERGY FUND XIV - A, L.P.,
                     a Delaware limited partnership

                     By:  TCW Asset Management Company, its General Partner:



                     By:  /s/ Curt Taylor
                        --------------------------------------------------------
                          Name:  Curt Taylor
                          Title: Senior Vice President


                     By:  /s/ Richard Punches
                        --------------------------------------------------------
                          Name:  Richard Punches
                          Title: Vice President


                     TCW ENERGY FUND XIV (CAYMAN), L.P.,
                     a Cayman Islands limited partnership

                     By: TCW Asset Management Company International Limited, its General Partner:



                     By:  /s/ Curt Taylor
                        --------------------------------------------------------
                          Name:  Curt Taylor
                          Title: Senior Vice President


                     By:  /s/ Richard Punches
                        --------------------------------------------------------
                          Name:  Richard Punches
                          Title: Vice President


                                       83